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                                                                   EXHIBIT 10.87

                               MAXTOR CORPORATION
                     EXECUTIVE RETENTION AND SEVERANCE PLAN
                            ADOPTED OCTOBER 30, 2003

      1. ESTABLISHMENT AND PURPOSE OF PLAN

            1.1 ESTABLISHMENT. The Maxtor Corporation Executive Retention and Severance Plan (the "PLAN") is hereby established by the Compensation Committee of the Board of Directors of Maxtor Corporation, effective October 30, 2003 (the "EFFECTIVE DATE").

            1.2 PURPOSE. The Company draws upon the knowledge, experience and advice of its Executive Officers and Key Employees in order to manage its business for the benefit of the Company's stockholders. Due to the widespread awareness of the possibility of mergers, acquisitions and other strategic alliances in the Company's industry, the topics of compensation and other employee benefits in the event of a Change in Control or other circumstances that may result in termination of employment are issues in competitive recruitment and retention efforts. The Committee recognizes that the possibility or pending occurrence of a Change in Control could lead to uncertainty regarding the consequences of such an event and could adversely affect the Company's ability to attract, retain and motivate present and future Executive Officers and Key Employees. The Committee has therefore determined that it is in the best interests of the Company and its stockholders to provide for the continued dedication of its Executive Officers and Key Employees notwithstanding the possibility or occurrence of a Change in Control or other circumstances that may result in termination of employment by establishing this Plan to provide Executive Officers and Key Employees with enhanced financial security in the event of a Change in Control or termination of employment. The purpose of this Plan is to provide its Participants with specified compensation and benefits in the event of a Change in Control or termination of employment under circumstances specified herein.

      2. DEFINITIONS AND CONSTRUCTION

            2.1 DEFINITIONS. Whenever used in this Plan, the following terms shall have the meanings set forth below:

                  (a) "ANNUAL BONUS RATE" means an amount equal to the greatest of:

                        (1) the annual average of the aggregate of all annual incentive bonuses earned by the Participant (whether or not actually paid) under the terms of the programs, plans or agreements providing for such bonuses for the three (3) fiscal years of the Company immediately preceding the fiscal year of the Change in Control; or

                        (2) the annual average of the aggregate of all annual incentive bonuses earned by the Participant (whether or not actually paid) under the terms of the programs, plans or agreements providing for such bonuses for the three (3) fiscal years of the Company immediately preceding the fiscal year of the Participant's Termination Upon a Change in Control; or
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                        (3) the aggregate of all annual incentive bonuses that
would be earned by the Participant for the fiscal year of the Participant's Termination Upon a Change in Control at the targeted rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating immediately prior to such termination of employment.

For this purpose, annual incentive bonuses shall not include signing bonuses or other nonrecurring cash incentive awards.

                  (b) "BASE SALARY RATE" means, as applicable, either:

                        (1) with respect to a Participant's Involuntary Termination, the Participant's monthly base salary rate in effect immediately prior to such termination of employment (without giving effect to any reduction in the Participant's base salary rate constituting Good Reason); or

                        (2) with respect to a Participant's Termination Upon a Change in Control, the greater of (i) the Participant's monthly base salary rate in effect immediately prior to such termination of employment (without giving effect to any reduction in the Participant's base salary rate constituting Good Reason) or (ii) the Participant's monthly base salary rate in effect immediately prior to the applicable Change in Control.

For this purpose, base salary does not include any bonuses, commissions, fringe benefits, car allowances, other irregular payments or any other compensation except base salary.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CAUSE" means the occurrence of any of the following, as determined in good faith by a vote of not less than two-thirds of the entire membership of the Board at a meeting of the Board called and held for such purpose:

                        (1) the Participant's commission of any material act of fraud, embezzlement, dishonesty, intentional falsification of any employment or other Company Group records, or any criminal act which impairs Participant's ability to perform his or her duties with the Company Group; or

                        (2) the Participant's unauthorized use or disclosure of confidential information or trade secrets of any member of the Company Group; or

                        (3) the Participant's conviction (including any plea of guilty or nolo contendere) for a felony causing material harm to the reputation and standing of any member of the Company Group.

                  (e) "CHANGE IN CONTROL" means the occurrence of any of the following:

                        (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the


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Company under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than forty percent (40%) of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company's then-outstanding securities entitled to vote generally in the election of directors;

                        (2) the Company is party to a merger, consolidation or similar corporation transaction, or series of related transactions, which results in the holders of the voting securities of the Company outstanding immediately prior to such transaction(s) failing to retain immediately after such transaction(s) direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the securities entitled to vote generally in the election of directors of the Company or the surviving entity outstanding immediately after such transaction(s);

                        (3) the sale or disposition of all or substantially all of the Company's assets or consummation of any transaction, or series of related transactions, having similar effect (other than a sale or disposition to one or more subsidiaries of the Company); or

                        (4) a change in the composition of the Board within any consecutive two-year period as a result of which fewer than a majority of the directors are Incumbent Directors;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (1) or (2) of this Section in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

                  (f) "CHANGE IN CONTROL PERIOD" means a period:

                        (1) commencing on the first to occur of (i) the date of the first public announcement of a definitive agreement that would result in a Change in Control (even though still subject to approval by the Company's stockholders and other conditions and contingencies) or (ii) the consummation of a Change in Control, and

                        (2) ending on the first to occur of (i) the first public announcement by the Company of the termination of such definitive agreement, provided that the Company does not, within three (3) months thereafter, enter into a discussion with the same party or parties that leads to any such definitive agreement or (ii) the date occurring twenty-four (24) months following the date of the consummation of such Change in Control.

                  (g) "CHIEF EXECUTIVE OFFICER" means an Executive Officer serving as the Company's Chief Executive Officer immediately prior to the first to occur of (1) a condition constituting Good Reason with respect to such individual, (2) such individual's termination of employment with the Company Group or (3) the consummation of a Change in Control.

                  (h) "COBRA" means the group health plan continuation coverage provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 and any applicable regulations promulgated thereunder.


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                  (i) "CODE" means the Internal Revenue Code of 1986, as
amended, or any successor thereto and any applicable regulations promulgated thereunder.

                  (j) "COMMITTEE" means the Compensation Committee of the Board.

                  (k) "COMPANY" means Maxtor Corporation, a Delaware corporation, and, following a Change in Control, a Successor that agrees to assume all of the rights and obligations of the Company under this Plan or a Successor which otherwise becomes bound by operation of law under this Plan.

                  (l) "COMPANY GROUP" means the group consisting of the Company and each present or future parent and subsidiary corporation or other business entity thereof.

                  (m) "CURRENT YEAR BONUS" means any annual incentive bonus that might be earned by the Participant under the terms of the program, plan or agreement providing for such bonus in which the Participant is participating for the fiscal year of the Company in which the Participant's employment terminates. For this purpose, an annual incentive bonus shall not include a signing bonus or other nonrecurring cash incentive award.

                  (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (o) "EXECUTIVE OFFICER" means an individual appointed by the Board as an executive officer of the Company subject to Section 16 of the Exchange Act and serving in such capacity both upon becoming a Participant (unless then serving as a Key Employee) and immediately prior to the first to occur of (1) a condition constituting Good Reason with respect to such individual, (2) such individual's termination of employment with the Company Group or (3) the consummation of a Change in Control.

                  (p) "GOOD REASON" means:

                        (1) The occurrence during a Change in Control Period of any of the following conditions without the Participant's informed written consent, which condition(s) remain(s) in effect twenty (20) days after written notice to the Company from the Participant of such condition(s):

                              (i) a material, adverse change in the
Participant's position, duties, substantive functional responsibilities or reporting responsibilities, causing the Participant's position to be of materially lesser rank or responsibility within the Company or an equivalent business unit of its parent; or

                              (ii) a decrease in the Participant's base salary
rate or a decrease in the Participant's target bonus amount (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Participant); or

                              (iii) any failure by the Company Group to (i)
continue to provide the Participant with the opportunity to participate, on terms no less favorable than those


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in effect for the benefit of any employee group which customarily includes a person holding the employment position or a comparable position with the Company Group then held by the Participant, in any benefit or compensation plans and programs, including, but not limited to, the Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Participant was participating immediately prior to such failure, or their equivalent, or (ii) provide the Participant with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee group which customarily includes a person holding the employment position or a comparable position with the Company Group then held by the Participant; or

                              (iv) the relocation of the Participant's work
place for the Company Group to a location that increases the regular commute distance between the Participant's residence and work place by more than thirty
(30) miles (one-way), or, following the consummation of a Change in Control, the imposition of business travel requirements substantially more demanding of the Participant than such travel requirements existing immediately prior to the Change in Control; or

                              (v) following the consummation of a Change in
Control, any material breach of this Plan by the Company Group with respect to the Participant.

                        (2) The occurrence, other than during a Change in Control Period, of the following condition without the Participant's informed written consent, which condition remains in effect twenty (20) days after written notice to the Company from the Participant of such condition: a decrease in the Participant's base salary rate or a decrease in the Participant's target bonus amount (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Participant), unless such decrease is equivalent in amount and duration to decreases made concurrently for all other employees of the Company Group with responsibilities, organizational level and title comparable to those of the Participant.

The existence of Good Reason shall not be affected by the Participant's temporary incapacity due to physical or mental illness not constituting a Permanent Disability. The Participant's continued employment for a period not exceeding sixty (60) days following the occurrence of any condition constituting Good Reason shall not constitute consent to, or a waiver of rights with respect to, such condition. For the purposes of any determination regarding the existence of Good Reason, any claim by the Participant that Good Reason exists shall be presumed to be correct unless the Company establishes to the Board that Good Reason does not exist, and the Board, acting in good faith, affirms such determination by a vote of not less than two-thirds of its entire membership (excluding the Participant if the Participant is a member of the Board).

                  (q) "INCUMBENT DIRECTOR" means a director who either (1) is a member of the Board as of the Effective Date, or (2) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but (3) who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.


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                  (r) "INVOLUNTARY TERMINATION" means the occurrence of either of the following events other than during a Change in Control Period:

                        (1) termination by the Company Group of the Participant's employment for any reason other than Cause; or

                        (2) the Participant's resignation for Good Reason (as described in Section 2.1(p)(2)) from employment with the Company Group, provided that such resignation occurs within sixty (60) days following the occurrence of the condition constituting Good Reason;

provided, however, that Involuntary Termination shall not include any termination of the Participant's employment which is (i) for Cause, (ii) a result of the Participant's death or Permanent Disability, or (iii) a result of the Participant's voluntary termination of employment other than for Good Reason.

                  (s) "KEY EMPLOYEE" means an individual, other than an Executive Officer, who has been designated by the Committee as eligible to participate in the Plan.

                  (t) "OPTION" means any option to purchase shares of the capital stock of the Company or of any other member of the Company Group granted to a Participant by the Company or any other Company Group member prior to a Change in Control, including any such option which is assumed by, or for which a replacement option is substituted by, the Successor or any other member of the Company Group in connection with the Change in Control.

                  (u) "PARTICIPANT" means (1) each Executive Officer and (2) each Key Employee designated by the Committee to participate in the Plan, provided in either case that such individual has executed a Participation Agreement.

                  (v) "PARTICIPATION AGREEMENT" means an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan in the form attached hereto as Exhibit A or in such other form as the Committee may approve from time to time; provided, however, that, after a Participation Agreement has been entered into between a Participant and the Company, it may be modified only by a supplemental written agreement executed by both the Participant and the Company. The terms of such forms of Participation Agreement need not be identical with respect to each Participant. For example, a Participation Agreement may limit the duration of a Participant's participation in the Plan or may modify the definition of "Change in Control" with respect to a Participant.

                  (w) "PERMANENT DISABILITY" means a Participant's incapacity due to bodily injury or disease which (1) prevents the Participant from engaging in the full-time performance of the Participant's duties for a period of six (6) consecutive months and (2) will, in the opinion of a qualified physician, be permanent and continuous during the remainder of the Participant's life.

                  (x) "PRIOR YEAR ANNUAL BONUS" means the aggregate of all annual incentive bonuses earned by the Participant (whether or not actually paid) under the terms of the


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programs, plans or agreements providing for such bonuses for the fiscal year of the Company immediately preceding the fiscal year of the Participant's termination of employment. For this purpose, an annual incentive bonus shall not include a signing bonus or other nonrecurring cash incentive award.

                  (y) "RELEASE" means a general release of all known and unknown claims against the Company and its affiliates and their stockholders, directors, officers, employees, agents, successors and assigns substantially in the form attached hereto as Exhibit B ("General Release of Claims [Age 40 and over]") or Exhibit C ("General Release of Claims [Under age 40]"), whichever is applicable, with any modifications thereto determined by legal counsel to the Company to be necessary or advisable to comply with applicable law or to accomplish the intent of Section 9 (Exclusive Remedy) hereof.

                  (z) "RESTRICTED STOCK" means any compensatory award of shares of the capital stock of the Company or of any other member of the Company Group granted to a Participant by the Company or any other Company Group member prior to a Change in Control or acquired upon the exercise of an Option granted prior to a Change in Control, including any shares issued in exchange for any such shares by a Successor or any other member of the Company Group in connection with a Change in Control.

                  (aa) "RESTRICTED STOCK UNITS" means any compensatory award of rights to receive shares of the capital stock or cash in an amount measured by the value of shares of the capital stock of the Company or of any other member of the Company Group granted to a Participant by the Company or any other Company Group member prior to a Change in Control or acquired upon the exercise of an Option granted prior to a Change in Control, including any such rights issued in exchange for any such rights by a Successor or any other member of the Company Group in connection with a Change in Control.

                  (bb) "RESTRICTIVE COVENANTS AGREEMENT" means an agreement between a Participant and the Company substantially in the form attached hereto as Exhibit D ("Restrictive Covenants Agreement [CEO Involuntary Termination]"), Exhibit E ("Restrictive Covenants Agreement [Executive Officer/Key Employee Involuntary Termination]"), Exhibit F ("Restrictive Covenants Agreement [CEO Termination Upon a Change in Control]") or Exhibit G ("Restrictive Covenants Agreement [Executive Officer/Key Employee Termination Upon a Change in Control]"), whichever is applicable, with any modifications thereto determined by legal counsel to the Company to be necessary or advisable to comply with applicable law.

                  (cc) "SEVERANCE BENEFIT PERIOD" means (1) with respect to a Participant who is the Chief Executive Officer, a period of twenty-four (24) months, (2) with respect to a Participant who is an Executive Officer (other than the Chief Executive Officer), a period of twelve (12) months and (3) with respect to a Participant who is a Key Employee, a period determined by the Committee and set forth in the Participant's Participation Agreement.

                  (dd) "SEVERANCE BENEFIT PERIOD EXTENSION" means (1) with respect to a Participant who is an Executive Officer (including the Chief Executive Officer), a period of


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twelve (12) months and (2) with respect to a Participant who is a Key Employee, a period determined by the Committee and set forth in the Participant's Participation Agreement.

                  (ee) "SUCCESSOR" means any successor in interest to substantially all of the business and/or assets of the Company.

                  (ff) "TERMINATION IN THE ABSENCE OF A CHANGE IN CONTROL" means any termination of the Participant's employment with the Company Group which is not a Termination Upon a Change in Control.

                  (gg) "TERMINATION UPON A CHANGE IN CONTROL" means the occurrence of any of the following events:

                        (1) termination by the Company Group of the Participant's employment for any reason other than Cause during a Change in Control Period; or

                        (2) the Participant's resignation for Good Reason from employment with the Company Group during a Change in Control Period, provided that such resignation occurs within sixty (60) days following the occurrence of the condition constituting Good Reason; or

                        (3) with respect only to the Chief Executive Officer, the Chief Executive Officer's resignation for any reason or no reason from employment with the Company Group during the period commencing upon the consummation of a Change in Control and ending on the date occurring thirty (30) days following the date of consummation of such Change in Control;

provided, however, that Termination Upon a Change in Control shall not include any termination of the Participant's employment which is (i) for Cause, (ii) a result of the Participant's death or Permanent Disability, or (iii) a result of the Participant's voluntary termination of employment other than for Good Reason (except as provided in subsection (3) above with respect to the Chief Executive Officer).

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      3. ELIGIBILITY AND PARTICIPATION

            Each Executive Officer shall be eligible to become a Participant in the Plan. The Committee shall designate those Key Employees who shall be eligible to become Participants in the Plan. To become a Participant, an Executive Officer or eligible Key Employee must execute a Participation Agreement.


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      4. TERMINATION IN THE ABSENCE OF A CHANGE IN CONTROL.

            In the event of a Participant's Termination in the Absence of a Change in Control, the Participant shall be entitled to receive the applicable compensation and benefits described in this Section 4.

            4.1 INVOLUNTARY TERMINATION. If the Participant's Termination in the Absence of a Change in Control constitutes an Involuntary Termination, the Participant shall be entitled to receive:

                  (a) ACCRUED OBLIGATIONS.

                        (1) all salary, commissions and accrued but unused vacation earned through the date of the Participant's termination of employment;

                        (2) reimbursement within ten (10) business days of submission of proper expense reports of all expenses reasonably and necessarily incurred by the Participant in connection with the business of the Company Group prior to his or her termination of employment; and

                        (3) the benefits, if any, under any Company Group retirement plan, nonqualified deferred compensation plan, Option, Restricted Stock, Restricted Stock Unit, stock purchase or other stock-based compensation plan or agreement, health benefits plan or other Company Group benefit plan to which the Participant may be entitled pursuant to the terms of such plans or agreements;

provided, however, that the Participant shall not be entitled to receive any Prior Year Annual Bonus (except as provided in accordance with Section 4.1(b) below), Current Year Bonus or any portion(s) thereof which, as of the date of the Participant's Involuntary Termination, remain unpaid and for which the final payment date has not yet occurred under the terms of the program, plan or agreement providing for such bonus.

                  (b) SEVERANCE BENEFITS. Provided that the Participant both (i) executes and does not revoke the Release applicable to such Participant at or following the time of the Participant's Involuntary Termination and (ii) executes the Restrictive Covenants Agreement applicable to such Participant, the Participant shall be entitled to receive the following severance payments and benefits:

                        (1) PRIOR YEAR ANNUAL BONUS. The Participant shall be entitled to receive any Prior Year Annual Bonus or portion thereof which the Committee determines has been earned by the Participant as of the date of the Participant's termination of employment under the terms of the programs, plans or agreements providing for such bonus, but which remains unpaid as of such date. Any such earned Prior Year Annual Bonus shall be paid in cash on the date on which such amount becomes payable under the terms of the applicable program, plan or agreement.

                        (2) CASH SEVERANCE PAYMENTS. The Participant shall be entitled to receive an amount equal to the sum of (i) the Participant's Base Salary Rate multiplied


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by the number of months in the Severance Benefit Period applicable to the
Participant and (ii) the Participant's Prior Year Annual Bonus multiplied by a ratio, the numerator of which is the number of months in the Severance Benefit Period applicable to the Participant and the denominator of which is twelve
(12). The amount determined in accordance with this subsection shall be apportioned and paid (less applicable tax withholding) in approximately equal installments commencing on the first regular payday of the Company following the last to occur of (i) the Participant's termination of employment, (ii) the last day on which the Participant may revoke the Release in accordance with its terms or (iii) the Participant's execution of the Restrictive Covenants Agreement and continuing on each successive regular payday during the remainder of the Severance Benefit Period applicable to the Participant.

                        (3) HEALTH BENEFITS. For the period commencing immediately following the Participant's termination of employment and continuing for the duration of the Severance Benefit Period applicable to the Participant, the Company shall arrange to provide the Participant and his or her dependents with health benefits (including medical and dental) substantially similar to those provided to the Participant and his or her dependents immediately prior to the date of such termination of employment. Such benefits shall be provided to the Participant at the same premium cost to the Participant and at the same coverage level as in effect as of the Participant's termination of employment; provided, however, that the Participant shall be subject to any change in the premium cost and/or level of coverage applicable generally to all employees holding the position or comparable position with the Company Group which the Participant held immediately prior to termination of employment. The Company may satisfy its obligation to provide a continuation of health benefits by paying that portion of the Participant's premiums required under COBRA that exceed the amount of premiums that the Participant would have been required to pay for continuing coverage had he or she continued in employment. If the Company is not reasonably able to continue such coverage under the Company's health benefit plans, the Company shall provide substantially equivalent coverage under other sources or will reimburse (without a tax gross-up) the Participant for premiums (in excess of the Participant's premium cost described above) incurred by the Participant to obtain his or her own such coverage. If the Participant and/or the Participant's dependents become eligible to receive such coverage under another employer's health benefit plans during the applicable Severance Benefit Period, the Participant shall report such eligibility to the Company, and the Company's obligations under this subsection shall be secondary to the coverage provided by such other employer's plans. For the balance of any period in excess of the applicable Severance Benefit Period during which the Participant is entitled to continuation coverage under COBRA, the Participant shall be entitled to maintain coverage for himself or herself and the Participant's eligible dependents at the Participant's own expense.

                  (c) EFFECT OF BREACH OF RESTRICTIVE COVENANTS AGREEMENT.

                        (1) CHIEF EXECUTIVE OFFICER BREACH OF COVENANT NOT TO COMPETE. If the Board, acting in good faith, determines by a vote of not less than two-thirds of its entire membership, that any action or failure to act by a Chief Executive Officer Participant constitutes a material breach of the Covenant Not to Compete set forth in the Restrictive Covenants Agreement executed by such Participant, the Company may, in its sole discretion, terminate any further provision of severance payments and benefits under Section 4.1(b) and require the Participant to promptly repay to the Company any severance payments or benefits


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under Section 4.1(b) provided to the Participant following the date of such material breach. The Company shall be entitled, at its sole discretion, to set off any amounts that the Participant is required to repay to the Company pursuant to this Section 4.1(c)(1) against any amount owed to the Participant by the Company, including any amount owed to the Participant pursuant to Section 4.1(a).

                        (2) OTHER BREACHES. In the event that it is determined by a court of competent jurisdiction that any action or failure to act by a Participant constitutes a material breach of the Restrictive Covenants Agreement executed by such Participant, then the Company may, in its sole discretion take any of the actions described in Section 4.1(c)(1) above.

            4.2 VOLUNTARY RESIGNATION; TERMINATION FOR CAUSE. If the Participant's Termination in the Absence of a Change in Control results from his or her voluntary resignation or termination for Cause from employment with the Company Group, the Participant shall be entitled to receive:

                  (a) all salary, commissions and accrued but unused vacation earned through the date of the Participant's termination of employment;

                  (b) reimbursement within ten (10) business days of submission of proper expense reports of all expenses reasonably and necessarily incurred by the Participant in connection with the business of the Company Group prior to his or her termination of employment; and

                  (c) the benefits, if any, under any Company Group retirement plan, nonqualified deferred compensation plan, Option, Restricted Stock, Restricted Stock Unit, stock purchase or other stock-based compensation plan or agreement, health benefits plan or other Company Group benefit plan to which the Participant may be entitled pursuant to the terms of such plans or agreements;

provided, however, that the Participant shall not be entitled to receive any Prior Year Annual Bonus, Current Year Bonus or any portion(s) thereof which, as of the date of the Participant's voluntary resignation or termination for Cause from employment, remain unpaid and for which the final payment date has not yet occurred under the terms of the program, plan or agreement providing for such bonus.

            4.3 OTHER TERMINATION. If the Participant's Termination in the Absence of a Change in Control results from any reason other than Involuntary Termination, voluntary resignation or termination for Cause, the Participant shall be entitled to receive:

                  (a) any Prior Year Annual Bonus or portion thereof which the Committee determines has been earned by the Participant as of the date of the Participant's termination of employment under the terms of the programs, plans or agreements providing for such bonus, but which remains unpaid as of such date; and any such earned Prior Year Annual Bonus shall be paid in cash on the date on which such amount becomes payable under the terms of the applicable program, plan or agreement;


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                  (b) all salary, commissions and accrued but unused vacation earned through the date of the Participant's termination of employment;

                  (c) reimbursement within ten (10) business days of submission of proper expense reports of all expenses reasonably and necessarily incurred by the Participant in connection with the business of the Company Group prior to his or her termination of employment; and

                  (d) the benefits, if any, under any Company Group retirement plan, nonqualified deferred compensation plan, Option, Restricted Stock, Restricted Stock Unit, stock purchase or other stock-based compensation plan or agreement, health benefits plan or other Company Group benefit plan to which the Participant may be entitled pursuant to the terms of such plans or agreements;

provided, however, that the Participant shall not be entitled to receive any Current Year Bonus or any portion thereof which, as of the date of the Participant's termination of employment, remains unpaid and for which the final payment date has not yet occurred under the terms of the program, plan or agreement providing for such bonus.

      5. TREATMENT OF EQUITY AWARDS UPON A CHANGE IN CONTROL

            5.1 OPTIONS. Notwithstanding any provision to the contrary contained in any plan or agreement evidencing an Option held by a Participant, in the event of a Change in Control in which the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIROR"), does not assume the Company's rights and obligations under the then-outstanding Options held by the Participant or substitute for such Options substantially equivalent options for the Acquiror's stock, then the vesting and exercisability of each such Option shall be accelerated in full effective as of the date ten (10) days prior to but conditioned upon the consummation of the Change in Control, provided that, except as otherwise set forth in Section 6 below, the Participant remains an employee or other service provider with the Company Group immediately prior to the Change in Control.

            5.2 RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Notwithstanding any provision to the contrary contained in any plan or agreement evidencing Restricted Stock or Restricted Stock Units held by a Participant, such Restricted Stock and Restricted Stock Units shall vest in full upon the consummation of a Change in Control, provided that, except as otherwise set forth in Section 6 below, the Participant remains an employee or other service provider with the Company Group immediately prior to the Change in Control.

            5.3 OTHER EQUITY AWARDS. Except as set forth in Sections 5.1 and 5.2 above, the treatment of stock-based compensation upon the consummation of a Change in Control shall be determined in accordance with the terms of the plans or agreements providing for such awards.

      6. TERMINATION UPON A CHANGE IN CONTROL

            In the event of a Participant's Termination Upon a Change in Control, the Participant shall be entitled to receive the compensation and benefits described in this Section 6; provided, however, that if the date of the Participant's termination of employment occurs prior to the consummation of the applicable Change in Control, then (i) the Participant's termination of employment shall be treated initially as an Involuntary Termination, and the Participant shall be entitled to receive the compensation and benefits determined in accordance with Section 4.1, subject to satisfaction of the conditions set forth in such Section; and (ii) upon the consummation of such Change in Control, if at all, the Participant shall cease to receive compensation and benefits determined in accordance with Section 4.1 and shall instead be entitled to receive the compensation and benefits described in this
Section 6 (with the date of the consummation of the Change of Control being treated as the date of termination of employment for the purpose determining the time at which payments due within a ten (10) business day period must be made), against which shall be credited the compensation and benefits previously provided in accordance with Section 4.1.

            6.1 ACCRUED OBLIGATIONS. The Participant shall be entitled to receive:

                  (a) all salary, commissions and accrued but unused vacation earned through the date of the Participant's termination of employment;

                  (b) reimbursement within ten (10) business days of submission of proper expense reports of all expenses reasonably and necessarily incurred by the Participant in connection with the business of the Company Group prior to his or her termination of employment; and

                  (c) the benefits, if any, under any Company Group retirement plan, nonqualified deferred compensation plan, stock purchase or other stock-based compensation plan or agreement (other than any such plan or agreement pertaining to Options, Restricted Stock or Restricted Stock Units or other stock-based compensation whose treatment is prescribed by Section 6.2(e) below), health benefits plan or other Company Group benefit plan to which the Participant may be entitled pursuant to the terms of such plans or agreements.

            6.2 SEVERANCE BENEFITS. Provided that the Participant executes and does not revoke the Release applicable to such Participant at or following the time of the Participant's Termination Upon a Change in Control, the Participant shall be entitled to receive the following severance payments and benefits:

                  (a) PRIOR YEAR ANNUAL BONUS. Within ten (10) business days following the later of the Participant's termination of employment or the last day on which the Participant may revoke the Release in accordance with its terms, the Company shall pay to the Participant in a lump sum cash payment any Prior Year Annual Bonus or portion thereof which the Committee determines has been earned by the Participant as of the date of the Participant's termination of employment under the terms of the programs, plans or agreements providing for such bonus, but which remains unpaid as of such date.

                  (b) PRORATED CURRENT YEAR BONUS. Within ten (10) business days following the later of the Participant's termination of employment or the last day on which the Participant may revoke the Release in accordance with its terms, the Company shall pay to the Participant in a lump sum cash payment an amount equal to the product of (a) the aggregate of all Current Year Bonuses that would be earned by the Participant at the targeted rate (assuming attainment of 100% of all applicable performance goals) under the terms of the programs, plans or agreements providing for such bonuses in which the Participant was participating for the fiscal year of the Participant's termination of employment and (b) a ratio, the numerator of which is the number of calendar days elapsed from the beginning of the Company's current fiscal year through the date of the Participant's termination of employment and the denominator of which is 365.

                  (c) CASH SEVERANCE PAYMENT. Within ten (10) business days following the later of the Participant's termination of employment or the last day on which the Participant may revoke the Release in accordance with its terms, the Company shall pay to the Participant in a lump sum cash payment an amount equal to the sum of (1) the Participant's Base Salary Rate multiplied by the number of months in the Severance Benefit Period applicable to the Participant and (2) the Participant's Annual Bonus Rate multiplied by a ratio, the numerator of which is the number of months in the Severance Benefit Period applicable to the Participant and the denominator of which is twelve (12).

                  (d) HEALTH, LIFE INSURANCE AND LONG-TERM DISABILITY BENEFITS. For the period commencing immediately following the Participant's termination of employment and continuing for the duration of the Severance Benefit Period applicable to the Participant, the Company shall arrange to provide the Participant and his or her dependents with health (including medical and dental), life insurance and long-term disability benefits substantially similar to those provided to the Participant and his or her dependents immediately prior to the date of such termination of employment (without giving effect to any reduction in such benefits constituting Good Reason). Such benefits shall be provided to the Participant at the same premium cost to the Participant and at the same coverage level as in effect as of the Participant's termination of employment (without giving effect to any reduction in such benefits constituting Good Reason); provided, however, that the Participant shall be subject to any change in the premium cost and/or level of coverage applicable generally to all employees holding the position or comparable position with the Company which the Participant held immediately prior to the Change in Control. The Company may satisfy its obligation to provide a continuation of health benefits by paying that portion of the Participant's premiums required under COBRA that exceed the amount of premiums that the Participant would have been required to pay for continuing coverage had he or she continued in employment. If the Company is not reasonably able to continue health, life insurance and/or long-term disability benefits coverage under the Company's benefit plans, the Company shall provide substantially equivalent coverage under other sources or will reimburse (without a tax gross-up) the Participant for premiums (in excess of the Participant's premium cost described above) incurred by the Participant to obtain his or her own such coverage. If the Participant and/or the Participant's dependents become eligible to receive any such coverage under another employer's benefit plans during the applicable Severance Benefit Period, the Participant shall report such eligibility to the Company, and the Company's obligations under this subsection shall be secondary to the coverage provided by such other employer's plans. For the balance of any period in excess of the applicable Severance

Benefit Period during which the Participant is entitled to continuation coverage under COBRA, the Participant shall be entitled to maintain coverage for himself or herself and the Participant's eligible dependents at the Participant's own expense.

                  (e) ACCELERATION OF VESTING OF OPTIONS, RESTRICTED STOCK, RESTRICTED STOCK UNITS AND OTHER STOCK-BASED COMPENSATION. Notwithstanding any provision to the contrary contained in any agreement evidencing an Option, Restricted Stock, Restricted Stock Units or other stock-based compensation award granted to a Participant, the vesting and/or exercisability of each of the Participant's outstanding Options, Restricted Stock, Restricted Stock Units and other stock-based compensation awards shall be accelerated in full effective as of the date of the Participant's termination of employment so that each such Option, share of Restricted Stock, Restricted Stock Unit and other stock-based compensation award held by the Participant shall be immediately exercisable and/or fully vested as of such date; provided, however, that such acceleration of vesting and/or exercisability shall not apply to any stock-based compensation award where such acceleration would result in plan disqualification or would otherwise be contrary to applicable law (e.g., an employee stock purchase plan intended to qualify under Section 423 of the Code).

            6.3 ADDITIONAL BENEFITS SUBJECT TO EXECUTION OF RESTRICTIVE COVENANTS AGREEMENT. Provided that the Participant both (i) executes and does not revoke the Release applicable to such Participant at or following the time of the Participant's Termination Upon a Change in Control and (ii) executes the Restrictive Covenants Agreement applicable to such Participant, the Participant shall be entitled to receive the following additional payments and benefits:

                  (a) ADDITIONAL CASH PAYMENT. In addition to the lump sum cash payment determined in accordance with Section 6.2(c), within ten (10) business days following the last to occur of (i) the Participant's termination of employment, (ii) the last day on which the Participant may revoke the Release in accordance with its terms or (iii) the Participant's execution of the Restrictive Covenants Agreement, the Company shall pay to the Participant in a lump sum cash payment an amount equal to the sum of (1) the Participant's Base Salary Rate multiplied by the number of months in the Severance Benefit Period Extension applicable to the Participant and (2) the Participant's Annual Bonus Rate multiplied by a ratio, the numerator of which is the number of months in the Severance Benefit Period Extension applicable to the Participant and the denominator of which is twelve (12).

                  (b) ADDITIONAL HEALTH, LIFE INSURANCE AND LONG-TERM DISABILITY BENEFITS. For the purposes of determining the duration of the Company's obligation under Section 6.2(d), the number of months of continued benefits coverage shall be the sum of the number of months contained in the Severance Benefit Period applicable to the Participant and the number of months contained in the Severance Benefit Period Extension applicable to the Participant.

            6.4 INDEMNIFICATION; INSURANCE.

                  (a) In addition to any rights a Participant may have under any indemnification agreement previously entered into between the Company and such Participant (a

"PRIOR INDEMNITY AGREEMENT"), from and after the date of the Participant's Termination Upon a Change in Control, the Company shall indemnify and hold harmless the Participant against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, by reason of the fact that the Participant is or was a director, officer, employee or agent of the Company Group, or is or was serving at the request of the Company Group as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether asserted or claimed prior to, at or after the date of the Participant's termination of employment, to the fullest extent permitted under applicable law, and the Company shall also advance fees and expenses (including attorneys' fees) as incurred by the Participant to the fullest extent permitted under applicable law. In the event of a conflict between the provisions of a Prior Indemnity Agreement and the provisions of this Plan, the Participant may elect which provisions shall govern.

                  (b) For a period of six (6) years from and after the date of the Participant's Termination Upon a Change in Control, the Company shall maintain a policy of directors' and officers' liability insurance for the benefit of such Participant which provides him or her with coverage no less favorable than that provided for the Company's continuing officers and directors.

      7. FEDERAL EXCISE TAX UNDER SECTION 4999 OF THE CODE

            7.1 TREATMENT OF EXCESS PARACHUTE PAYMENTS. In the event that any payment or benefit received or to be received by a Participant pursuant to this Plan or otherwise payable to the Participant (collectively, the "PAYMENTS") would subject the Participant to any excise tax pursuant to Section 4999 of the Code, or any similar or successor provision (the "EXCISE TAX"), due to the characterization of the Payments as "excess parachute payments" under Section 280G of the Code or any similar or successor provision ("SECTION 280G"), then, notwithstanding the other provisions of this Plan, except as provided in Section
7.2 below, the amount of the Payments shall not exceed the amount which produces the greatest after-tax benefit to the Participant. Notwithstanding the foregoing provisions of this Section 7.1, if the present value determined in accordance with Section 280G (the "PARACHUTE VALUE") of those portions of the Payments that constitute "parachute payments" under Section 280G does not exceed 115% of an amount (the "SAFE HARBOR AMOUNT") equal to 2.99 times the Participant's "base amount" within the meaning of Section 280G, then the aggregate amount of the Payments to be paid to the Participant shall be reduced to the extent necessary so that the Parachute Value of such Payments does not exceed the Safe Harbor Amount.

            7.2 ADDITIONAL PAYMENT. Notwithstanding the provisions of Section 7.1, if the Parachute Value of the Payments to be paid to a Participant who is the Chief Executive Officer exceeds 115% of such Participant's Safe Harbor Amount, then the Participant shall be paid all of the Payments, and, in addition, shall be entitled to receive an additional payment (the "GROSS-UP PAYMENT") such that the net amount retained by the Participant from the Payments and the Gross-Up Payment, after deduction of (a) any Excise Tax on the Payments,
(b) any federal, state and local income or employment tax and Excise Tax on the Gross-Up Payment and (c) any interest, penalties or additions to tax payable by the Participant with respect thereto, shall be equal to the Payments. The Gross-Up Payment, if any, shall be paid by the Company within ten (10) business days following the determination of the Accountants, as provided below.

            7.3 DETERMINATION OF AMOUNTS.

                  (a) DETERMINATION BY ACCOUNTANTS. All computations and determinations called for by this Section 7 shall be promptly determined and reported in writing to the Company and the Participant by independent public accountants selected by the Company and reasonably acceptable to the Participant (the "ACCOUNTANTS"), and all such computations and determinations shall be conclusive and binding upon the Participant and the Company. For the purposes of such determinations, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determinations. The Company shall bear all fees and expenses charged by the Accountants in connection with such services.

                  (b) DETERMINATION OF EXCISE TAX. For purposes of determining whether any of the Payments will be subject to the Excise Tax and the amount of such Excise Tax:

                        (1) Any payments or benefits received or to be received by the Participant in connection with transactions contemplated by a Change in Control event or the Participant's termination of employment (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement with the Company), shall be treated as "parachute payments" within the meaning of Section 280G, and all "excess parachute payments" within the meaning of Section 280G shall be treated as subject to the Excise Tax, unless in the opinion of the Accountants such payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G in excess of the base amount within the meaning of
Section 280G, or are otherwise not subject to the Excise Tax.

                        (2) The amount of the Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (i) the total amount of the Payments or (ii) the amount of the excess parachute payments within the meaning of Section 280G (after applying Section 7.3(b)(1) above).

                        (3) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G.

                  (c) DETERMINATION OF GROSS-UP PAYMENT. For purposes of determining the amount of the Gross-Up Payment, the Participant shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Participant's residence on the date the Gross-Up

Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

            7.4 NOTICE AND CONTEST OF CLAIM.

                  (a) The Participant described in Section 7.2 shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than sixty (60) calendar days after the Participant is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Participant shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Participant gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Participant in writing prior to the expiration of such period that it desires to contest such claim, the Participant shall:

                        (1) give the Company any information reasonably requested by the Company relating to such claim;

                        (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company and reasonably satisfactory to the Participant;

                        (3) cooperate with the Company in good faith in order to effectively contest such claim; and

                        (4) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold the Participant harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

                  (b) The Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Participant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Participant on an interest-free basis, and shall indemnify and hold the Participant harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if the Participant is required to extend the statute of limitations to enable the Company to contest such claim, the Participant may limit this extension solely to such contested amount. The Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Company without the Participant's consent if such position or resolution could reasonably be expected to adversely affect the Participant (including any other tax position of the Participant unrelated to the matters covered hereby).

            7.5 ADJUSTMENTS WITH RESPECT TO GROSS-UP PAYMENT.

                  (a) In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder, the Participant shall repay to the Company, at the time that the amount of such reduction in Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Participant to the extent that such repayment results in a reduction in Excise Tax and/or a federal, state or local income or employment tax deduction) plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code.

                  (b) In the event that the Excise Tax is subsequently determined to exceed the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest, penalties or additions to tax payable by the Participant with respect to such excess) at the time that the amount of such excess is finally determined.

      8. CONFLICT IN BENEFITS; NONCUMULATION OF BENEFITS

            8.1 EFFECT OF PLAN. The terms of this Plan, when accepted by a Participant pursuant to an executed Participation Agreement, shall supersede all prior arrangements, whether written or oral, and understandings regarding the subject matter of this Plan and shall be the exclusive agreement for the determination of any payments and benefits due to the Participant upon the events described in Sections 4, 5, 6 and 7.

            8.2 NONCUMULATION OF BENEFITS. Except as expressly provided in a written agreement between a Participant and the Company entered into after the date of such Participant's Participation Agreement and which expressly disclaims this Section 8.2 and is approved by the Board or the Committee, the total amount of payments and benefits that may be received by the Participant as a result of the events described in Sections 4, 5, 6 and 7 pursuant to (a) the Plan, (b) any agreement between the Participant and the Company or (c) any other plan, practice or statutory obligation of the Company, shall not exceed the amount of payments and benefits provided by this Plan upon such events (plus any payments and benefits provided pursuant to a Prior Indemnity Agreement, as described in
Section 6.4(a)), and the aggregate
amounts payable under this Plan shall be reduced to the extent of any excess (but not below zero).

      9. EXCLUSIVE REMEDY

            The payments and benefits provided by Section 4 and Sections 6 and 7 (plus any payments and benefits provided pursuant to a Prior Indemnity Agreement, as described in Section 6.4(a)), if applicable, shall constitute the Participant's sole and exclusive remedy for any alleged injury or other damages arising out of the cessation of the employment relationship between the Participant and the Company in the event of the Participant's Termination in the Absence of a Change in Control or the Participant's Termination Upon a Change in Control, respectively. The Participant shall be entitled to no other compensation, benefits, or other payments from the Company as a result of (a) the Participant's Termination in the Absence of a Change in Control with respect to which the payments and benefits described in Section 4, if applicable, have been provided to the Participant, or (b) the Participant's Termination Upon a Change in Control with respect to which the payments and benefits described in
Section 6 and Section 7 (plus any payments and benefits provided pursuant to a Prior Indemnity Agreement), if applicable, have been provided to the Participant, except as expressly set forth in this Plan or, subject to the provisions of Section 8.2, in a duly executed employment agreement between Company and the Participant.

      10. PROPRIETARY AND CONFIDENTIAL INFORMATION

            The Participant agrees to continue to abide by the terms and conditions of the confidentiality and/or proprietary rights agreement between the Participant and the Company or any other member of the Company Group.

      11. NO CONTRACT OF EMPLOYMENT

            Neither the establishment of the Plan, nor any amendment thereto, nor the payment or provision of any benefits shall be construed as giving any person the right to be retained by the Company, a Successor or any other member of the Company Group. Except as otherwise established in an employment agreement between the Company and a Participant, the employment relationship between the Participant and the Company is an "at-will" relationship. Accordingly, either the Participant or the Company may terminate the relationship at any time, with or without cause, and with or without notice except as otherwise provided by
Section 15. In addition, nothing in this Plan shall in any manner obligate any Successor or other member of the Company Group to offer employment to any Participant or to continue the employment of any Participant which it does hire for any specific duration of time.

      12. CLAIMS FOR BENEFITS

            12.1 ERISA PLAN. This Plan is intended to be (a) an employee welfare plan as defined in Section 3(1) of Employee Retirement Income Security Act of 1974 ("ERISA") and (b) a "top-hat" plan maintained for the benefit of a select group of management or highly compensated employees of the Company Group.

            12.2 APPLICATION FOR BENEFITS. All applications for payments and/or benefits under the Plan ("BENEFITS") shall be submitted to the Company's Vice President, Compensation and Benefits (the "CLAIMS ADMINISTRATOR"), with a copy to the Company's General Counsel. Applications for Benefits must be in writing on forms acceptable to the Claims Administrator and must be signed by the Participant or beneficiary. The Claims Administrator reserves the right to require the Participant or beneficiary to furnish such other proof of the Participant's expenses, including without limitation, receipts, canceled checks, bills, and invoices as may be required by the Claims Administrator.

            12.3 APPEAL OF DENIAL OF CLAIM.

                  (a) If a claimant's claim for Benefits is denied, the Claims Administrator shall provide notice to the claimant in writing of the denial within ninety (90) days after its submission. The notice shall be written in a manner calculated to be understood by the claimant and shall include:

                        (1) The specific reason or reasons for the denial;

                        (2) Specific references to the Plan provisions on which the denial is based;

                        (3) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation of why such material or information is necessary; and

                        (4) An explanation of the Plan's claims review procedures and a statement of claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination.

                  (b) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial ninety
(90) day period. In no event shall such extension exceed ninety (90) days.

                  (c) If a claim for Benefits is denied, the claimant, at the claimant's sole expense, may appeal the denial to the Committee (the "APPEALS ADMINISTRATOR") within sixty (60) days of the receipt of written notice of the denial. In pursuing such appeal the applicant or his duly authorized representative:

                        (1) may request in writing that the Appeals
Administrator review the denial;

                        (2) may review pertinent documents; and

                        (3) may submit issues and comments in writing.

                  (d) The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and, if the decision on review is a denial of the claim for Benefits, shall include:

                        (1) The specific reason or reasons for the denial;

                        (2) Specific references to the Plan provisions on which the denial is based;

                        (3) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation of why such material or information is necessary; and

                        (4) An explanation of the Plan's claims review procedures and a statement of claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination.

      13. DISPUTE RESOLUTION

            13.1 WAIVER OF JURY TRIAL. In the event of any dispute or claim relating to or arising out of this Plan that is not resolved in accordance with procedure described in Section 12, the Company and the Participant, each by executing a Participation Agreement, agree that all such disputes or claims shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California or as otherwise required by ERISA. The Company and the Participant, each by executing a Participation Agreement, irrevocably waive their respective rights to have any such disputes or claims tried by a jury, and agree that such courts will have personal and subject matter jurisdiction over all such claims or disputes. Notwithstanding the foregoing, in the event of any such dispute, the Company and the Participant may agree to mediate or arbitrate the dispute on such terms and conditions as may they may agree in writing.

            13.2 ATTORNEYS' FEES. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to enforce any right arising out of this Plan.

      14. SUCCESSORS AND ASSIGNS

            14.1 SUCCESSORS OF THE COMPANY. The Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, expressly, absolutely and unconditionally to assume and agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

            14.2 ACKNOWLEDGMENT BY COMPANY. If, after a Change in Control, the Company fails to reasonably confirm that it has performed the obligation described in Section 14.1 within twenty (20) days after written notice from the Participant, such failure shall be a material breach of this Plan and shall entitle the Participant to resign for Good Reason and to receive the benefits provided under this Plan in the event of Termination Upon a Change in Control.

            14.3 HEIRS AND REPRESENTATIVES OF PARTICIPANT. This Plan shall inure to the benefit of and be enforceable by the Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises, legatees or other beneficiaries. If the Participant should die while any amount would still be payable to the Participant hereunder (other than amounts which, by their terms, terminate upon the death of the Participant) if the Participant had continued to live, then all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executors, personal representatives or administrators of the Participant's estate.

      15. NOTICES

            15.1 GENERAL. For purposes of this Plan, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States certified mail, return receipt requested, or by overnight courier, postage prepaid, as follows:

                  (a)   if to the Company:

                             Maxtor Corporation
                             500 McCarthy Boulevard
                             Milpitas, California 95035
                             Attention: General Counsel

                  (b) if to the Participant, at the home address which the Participant most recently communicated to the Company in writing.

Either party may provide the other with notices of change of address, which shall be effective upon receipt.

            15.2 NOTICE OF TERMINATION. Any termination by the Company of the Participant's employment or any resignation of employment by the Participant shall be communicated by a notice of termination or resignation to the other party hereto given in accordance with Section 15.1. Such notice shall indicate the specific termination provision in this Plan relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated, and shall specify the termination date.

      16. TERMINATION AND AMENDMENT OF PLAN

            The Plan and/or any Participation Agreement executed by a Participant may not be terminated with respect to such Participant without the written consent of the Participant and the approval of the Board or the Committee. The Plan and/or any Participation Agreement executed by a Participant may be modified, amended or superseded with respect to such Participant only by a supplemental written agreement between the Participant and the Company approved by the Board or the Committee.

      17. MISCELLANEOUS PROVISIONS

            17.1 UNFUNDED OBLIGATION. Any amounts payable to Participants pursuant to the Plan are unfunded obligations. The Company shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Board or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Company.

            17.2 NO DUTY TO MITIGATE; OBLIGATIONS OF COMPANY. A Participant shall not be required to mitigate the amount of any payment or benefit contemplated by this Plan by seeking employment with a new employer or otherwise, nor shall any such payment or benefit (except for benefits to the extent described in Section 4.1(b)(3) or Section 6.2(d)) be reduced by any compensation or benefits that the Participant may receive from employment by another employer. Except as otherwise provided by this Plan, the obligations of the Company to make payments to the Participant and to make the arrangements provided for herein are absolute and unconditional and may not be reduced by any circumstances, including without limitation any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Participant or any third party at any time.

            17.3 NO REPRESENTATIONS. By executing a Participation Agreement, the Participant acknowledges that in becoming a Participant in the Plan, the Participant is not relying and has not relied on any promise, representation or statement made by or on behalf of the Company which is not set forth in this Plan.

            17.4 WAIVER. No waiver by the Participant or the Company of any breach of, or of any lack of compliance with, any condition or provision of this Plan by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

            17.5 CHOICE OF LAW. The validity, interpretation, construction and performance of this Plan shall be governed by the substantive laws of the State of California, without regard to its conflict of law provisions.

            17.6 VALIDITY. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect.

            17.7 BENEFITS NOT ASSIGNABLE. Except as otherwise provided herein or by law, no right or interest of any Participant under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, without limitation, by execution, levy, garnishment, attachment, pledge or in any other manner, and no attempted transfer or assignment thereof shall be effective. No right or interest of any Participant under the Plan shall be liable for, or subject to, any obligation or liability of such Participant.

            17.8 TAX WITHHOLDING. All payments made pursuant to this Plan will be subject to withholding of applicable income and employment taxes.

            17.9 CONSULTATION WITH LEGAL AND FINANCIAL ADVISORS. By executing a Participation Agreement, the Participant acknowledges that this Plan confers significant legal rights, and may also involve the waiver of rights under other agreements; that the Company has encouraged the Participant to consult with the Participant's personal legal and financial advisors; and that the Participant has had adequate time to consult with the Participant's advisors before executing the Participation Agreement.

            17.10 FURTHER ASSURANCES. From time to time, at the Company's request and without further consideration, the Participant shall execute and deliver such additional documents and take all such further action as reasonably requested by the Company to be necessary or desirable to make effective, in the most expeditious manner possible, the terms of the Plan and the Participant's Participation Agreement, Release and Restrictive Covenants Agreement, and to provide adequate assurance of the Participant's due performance thereunder.

      18. AGREEMENT

            By executing a Participation Agreement, the Participant acknowledges that the Participant has received a copy of this Plan and has read, understands and is familiar with the terms and provisions of this Plan. This Plan shall constitute an agreement between the Company and the Participant executing a Participation Agreement.

                                    EXHIBIT A


                                     FORM OF

                         AGREEMENT TO PARTICIPATE IN THE

                               MAXTOR CORPORATION

                     EXECUTIVE RETENTION AND SEVERANCE PLAN

                         AGREEMENT TO PARTICIPATE IN THE
                               MAXTOR CORPORATION
                     EXECUTIVE RETENTION AND SEVERANCE PLAN
                            ADOPTED OCTOBER 30, 2003

      In consideration of the benefits provided by the Maxtor Corporation Executive Retention and Severance Plan (the "PLAN"), the undersigned employee of Maxtor Corporation (the "COMPANY") and the Company agree that, as of the date written below, the undersigned shall become a Participant in the Plan and shall be fully bound by and subject to all of its provisions. All references to a "Participant" in the Plan shall be deemed to refer to the undersigned.

      [THE UNDERSIGNED IS A "KEY EMPLOYEE" (AS DEFINED BY THE PLAN) AS OF THE DATE OF THIS AGREEMENT. IF THE UNDERSIGNED REMAINS A KEY EMPLOYEE, BUT NOT AN "EXECUTIVE OFFICER," FOR THE PURPOSE OF DETERMINING ANY SEVERANCE PAYMENTS OR BENEFITS TO WHICH THE UNDERSIGNED MAY BECOME ENTITLED UNDER THE PLAN, THEN THE "SEVERANCE BENEFIT PERIOD" AND THE "SEVERANCE BENEFIT PERIOD EXTENSION" APPLICABLE TO THE UNDERSIGNED UNDER THE PLAN SHALL BE PERIODS OF ________ MONTHS AND _______ MONTHS, RESPECTIVELY.]

      The undersigned employee acknowledges that the Plan confers significant legal rights and may also constitute a waiver of rights under other agreements with the Company; that the Company has encouraged the undersigned to consult with the undersigned's personal legal and financial advisors; and that the undersigned has had adequate time to consult with the undersigned's advisors before executing this agreement.

      The undersigned employee acknowledges that he or she has received a copy of the Plan and has read, understands and is familiar with the terms and provisions of the Plan. The undersigned employee further acknowledges that (1) the undersigned is waiving any right to a jury trial in the event of any dispute arising out of or related to the Plan and (2) except as otherwise established in an employment agreement between the Company and the undersigned, the employment relationship between the undersigned and the Company is an "at-will" relationship.

      Executed on                            .
                  --------------------------

PARTICIPANT                                 MAXTOR CORPORATION


                                            By:
------------------------------------           ---------------------------------
Signature

                                            Title:
------------------------------------              ------------------------------
Name Printed


------------------------------------
Address

------------------------------------

                                    EXHIBIT B


                                     FORM OF

                            GENERAL RELEASE OF CLAIMS
                                [Age 40 and over]

                            GENERAL RELEASE OF CLAIMS
                                [AGE 40 AND OVER]

      This Agreement is by and between [EMPLOYEE NAME] ("Employee") and [MAXTOR CORPORATION OR SUCCESSOR THAT AGREES TO ASSUME THE EXECUTIVE RETENTION AND SEVERANCE PLAN FOLLOWING A CHANGE IN CONTROL] (the "Company"). This Agreement will become effective on the eighth (8th) day after it is signed by Employee (the "Effective Date"), provided that the Company has signed this Agreement and Employee has not revoked this Agreement (by written notice to [COMPANY CONTACT NAME] at the Company) prior to that date.

                                    RECITALS

      A. Employee was employed by the Company as of ___________, ____.

      B. Employee and the Company entered into an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan (such agreement and plan being referred to herein as the "Plan") effective as of __________, ____ wherein Employee is entitled to receive certain benefits in the event of [AN INVOLUNTARY TERMINATION] [A TERMINATION UPON A CHANGE IN CONTROL] (as defined by the Plan), provided Employee signs and does not revoke a Release (as defined by the Plan).

      C. [A CHANGE IN CONTROL (AS DEFINED BY THE PLAN) HAS OCCURRED AS A RESULT OF [BRIEFLY DESCRIBE CHANGE IN CONTROL]]

      D. Employee's employment is being terminated as a result of [AN INVOLUNTARY TERMINATION] [A TERMINATION UPON A CHANGE IN CONTROL]. Employee's last day of work and termination are effective as of _______________, ____. Employee desires to receive the payments and benefits provided by the Plan by executing this Release.

      NOW, THEREFORE, the parties agree as follows:

      1. Commencing on the Effective Date, the Company shall provide Employee with the applicable payments and benefits set forth in the Plan in accordance with the terms of the Plan. Employee acknowledges that the payments and benefits made pursuant to this paragraph are made in full satisfaction of the Company's obligations under the Plan. Employee further acknowledges that Employee has been paid all wages and accrued, unused vacation that Employee earned during his or her employment with the Company.

      2. Employee and Employee's successors release the Company, its respective subsidiaries, stockholders, investors, directors, officers, employees, agents, attorneys, insurers, legal successors and assigns of and from any and all claims, actions and causes of action, whether now known or unknown, which Employee now has, or at any other time had, or shall or may have against those released parties based upon or arising out of any matter, cause, fact, thing, act or omission whatsoever directly related to Employee's employment by the Company or the termination of such employment and occurring or existing at any time up to and including the Effective Date, including, but not limited to, any claims of breach of written contract, wrongful termination, retaliation, fraud, defamation, infliction of emotional distress, or national origin, race, age, sex, sexual orientation, disability or other discrimination or harassment under the Civil Rights Act of 1964, the Age Discrimination In Employment Act of 1967, the Americans with Disabilities Act, the Fair Employment and Housing Act or any other applicable law. Notwithstanding the foregoing, this release shall not apply to any right of the Employee pursuant to Section 6.4 of the Plan or pursuant to a Prior Indemnity Agreement (as such term is defined by the Plan).

      3. Employee acknowledges that he or she has read Section 1542 of the Civil Code of the State of California, which states in full:

            A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Employee waives any rights that Employee has or may have under Section 1542 and comparable or similar provisions of the laws of other states in the United States to the full extent that he or she may lawfully waive such rights pertaining to this general release of claims, and affirms that Employee is releasing all known and unknown claims that he or she has or may have against the parties listed above.

      4. Employee and the Company acknowledge and agree that they shall continue to be bound by and comply with the terms and obligations under the following agreements: (i) any proprietary rights or confidentiality agreements between the Company and Employee, (ii) the Plan, (iii) any Prior Indemnity Agreement (as such term is defined by the Plan) to which Employee is a party, [AND] (iv) any stock option, stock grant or stock purchase agreements between the Company and Employee [AND (V) THE RESTRICTIVE COVENANTS AGREEMENT BETWEEN THE COMPANY AND EMPLOYEE].

      5. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors, assigns, heirs and personal representatives.

      6. The parties agree that any and all disputes that both (i) arise out of the Plan, the interpretation, validity or enforceability of the Plan or the alleged breach thereof and (ii) relate to the enforceability of this Agreement or the interpretation of the terms of this Agreement shall be subject to the provisions of Section 12 and Section 13 of the Plan.

      7. The parties agree that any and all disputes that (i) do not arise out of the Plan, the interpretation, validity or enforceability of the Plan or the alleged breach thereof and (ii) relate to the enforceability of this Agreement, the interpretation of the terms of this Agreement or any of the matters herein released or herein described shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California. The parties hereby irrevocably waive their respective rights to have any such disputes tried to a jury, and the parties hereby agree that such courts will have personal and subject matter jurisdiction over all such disputes. Notwithstanding the foregoing, in the event of any such dispute, the parties may agree to mediate or arbitrate the dispute on such terms and conditions as may be agreed in writing by the parties. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to resolve any such dispute.

      8. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, with the exception of any agreements described in paragraph 4 of this Agreement. This Agreement may not be modified or amended except by a document signed by an authorized officer of the Company and Employee. If any provision of this Agreement is deemed invalid, illegal or unenforceable, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected.

EMPLOYEE UNDERSTANDS THAT EMPLOYEE SHOULD CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT AND THAT EMPLOYEE IS GIVING UP ANY LEGAL CLAIMS EMPLOYEE HAS AGAINST THE PARTIES RELEASED ABOVE BY SIGNING THIS AGREEMENT. EMPLOYEE FURTHER UNDERSTANDS THAT EMPLOYEE MAY HAVE UP TO 45 DAYS TO CONSIDER THIS AGREEMENT, THAT EMPLOYEE MAY REVOKE IT AT ANY TIME DURING THE 7 DAYS AFTER EMPLOYEE SIGNS IT, AND THAT IT SHALL NOT BECOME EFFECTIVE UNTIL THAT 7-DAY PERIOD HAS PASSED. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE IS SIGNING THIS AGREEMENT KNOWINGLY, WILLINGLY AND VOLUNTARILY IN EXCHANGE FOR THE COMPENSATION AND BENEFITS DESCRIBED IN PARAGRAPH 1.



Dated:
      ------------------------------           ---------------------------------
                                               [Employee Name]


                                               [Company]


Dated:                                         By:
      ------------------------------           ---------------------------------

                                    EXHIBIT C

                                     FORM OF

                            GENERAL RELEASE OF CLAIMS
                                 [Under age 40]

                            GENERAL RELEASE OF CLAIMS
                                 [UNDER AGE 40]

      This Agreement is by and between [EMPLOYEE NAME] ("Employee") and [MAXTOR CORPORATION OR SUCCESSOR THAT AGREES TO ASSUME THE EXECUTIVE RETENTION AND SEVERANCE PLAN FOLLOWING A CHANGE IN CONTROL] (the "Company"). This Agreement is effective on the day it is signed by Employee (the "Effective Date").

                                    RECITALS

      A. Employee was employed by the Company as of ____________, ____.

      B. Employee and the Company entered into an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan (such agreement and plan being referred to herein as the "Plan") effective as of ___________, ____ wherein Employee is entitled to receive certain benefits in the event of [AN INVOLUNTARY TERMINATION] [A TERMINATION UPON A CHANGE IN CONTROL] (as defined by the Plan), provided Employee signs a Release (as defined by the
Plan).

      C. [A CHANGE IN CONTROL (AS DEFINED BY THE PLAN) HAS OCCURRED AS A RESULT OF [BRIEFLY DESCRIBE CHANGE IN CONTROL]]

      D. Employee's employment is being terminated as a result of [AN INVOLUNTARY TERMINATION] [A TERMINATION UPON A CHANGE IN CONTROL]. Employee's last day of work and termination are effective as of ______________, ____ (the "Termination Date"). Employee desires to receive the payments and benefits provided by the Plan by executing this Release.

      NOW, THEREFORE, the parties agree as follows:

      1. Commencing on the Effective Date, the Company shall provide Employee with the applicable payments and benefits set forth in the Plan in accordance with the terms of the Plan. Employee acknowledges that the payments and benefits made pursuant to this paragraph are made in full satisfaction of the Company's obligations under the Plan. Employee further acknowledges that Employee has been paid all wages and accrued, unused vacation that Employee earned during his or her employment with the Company.

      2. Employee and Employee's successors release the Company, its respective subsidiaries, stockholders, investors, directors, officers, employees, agents, attorneys, insurers, legal successors and assigns of and from any and all claims, actions and causes of action, whether now known or unknown, which Employee now has, or at any other time had, or shall or may have against those released parties based upon or arising out of any matter, cause, fact, thing, act or omission whatsoever directly related to Employee's employment by the Company or the termination of such employment and occurring or existing at any time up to and including the Termination Date, including, but not limited to, any claims of breach of written contract, wrongful termination, retaliation, fraud, defamation, infliction of emotional distress, or national origin, race, age, sex, sexual orientation, disability or other discrimination or harassment under the Civil Rights Act of 1964, the Age Discrimination In Employment Act of 1967, the

Americans with Disabilities Act, the Fair Employment and Housing Act or any other applicable law. Notwithstanding the foregoing, this release shall not apply to any right of the Employee pursuant to Sections 5.4 of the Plan or pursuant to a Prior Indemnity Agreement (as such terms are defined by the Plan).

      3. Employee acknowledges that he or she has read Section 1542 of the Civil Code of the State of California, which states in full:

            A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Employee waives any rights that Employee has or may have under Section 1542 and comparable or similar provisions of the laws of other states in the United States to the full extent that he or she may lawfully waive such rights pertaining to this general release of claims, and affirms that Employee is releasing all known and unknown claims that he or she has or may have against the parties listed above.

      4. Employee and the Company acknowledge and agree that they shall continue to be bound by and comply with the terms and his obligations under the following agreements: (i) any proprietary rights or confidentiality agreements between the Company and Employee, (ii) the Plan, (iii) any Prior Indemnity Agreement (as such term is defined by the Plan) to which Employee is a party, [AND] (iv) any stock option, stock grant or stock purchase agreements between the Company and Employee [AND (V) THE RESTRICTIVE COVENANTS AGREEMENT BETWEEN THE COMPANY AND EMPLOYEE].

      5. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors, assigns, heirs and personal representatives.

      6. The parties agree that any and all disputes that both (i) arise out of the Plan, the interpretation, validity or enforceability of the Plan or the alleged breach thereof and (ii) relate to the enforceability of this Agreement or the interpretation of the terms of this Agreement shall be subject to Section 12 and Section 13 of the Plan.

      7. The parties agree that any and all disputes that (i) do not arise out of the Plan, the interpretation, validity or enforceability of the Plan or the alleged breach thereof and (ii) relate to the enforceability of this Agreement, the interpretation of the terms of this Agreement or any of the matters herein released or herein described shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California. The parties hereby irrevocably waive their respective rights to have any such disputes tried to a jury, and the parties hereby agree that such courts will have personal and subject matter jurisdiction over all such disputes. Notwithstanding the foregoing, in the event of any such dispute, the parties may agree to mediate or arbitrate the dispute on such terms and conditions as may be agreed in writing by the parties. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to resolve any such dispute.

      8. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, with the exception of any agreements described in paragraph 4 of this Agreement. This Agreement may not be modified or amended except by a document signed by an authorized officer of the Company and Employee. If any provision of this Agreement is deemed invalid, illegal or unenforceable, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected.

EMPLOYEE UNDERSTANDS THAT EMPLOYEE SHOULD CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT AND THAT EMPLOYEE IS GIVING UP ANY LEGAL CLAIMS EMPLOYEE HAS AGAINST THE PARTIES RELEASED ABOVE BY SIGNING THIS AGREEMENT. EMPLOYEE ACKNOWLEDGES THAT EMPLOEE IS SIGNING THIS AGREEMENT KNOWINGLY, WILLINGLY AND VOLUNTARILY IN EXCHANGE FOR THE COMPENSATION AND BENEFITS DESCRIBED IN PARAGRAPH 1.



Dated:
      -------------------------------      -------------------------------------
                                           [Employee Name]


                                           [Company]



Dated:                                     By:
      -------------------------------         ----------------------------------

                                    EXHIBIT D


                                     FORM OF

                         RESTRICTIVE COVENANTS AGREEMENT
                          [CEO Involuntary Termination]

                         RESTRICTIVE COVENANTS AGREEMENT
                          [CEO INVOLUNTARY TERMINATION]


      THIS RESTRICTIVE COVENANTS AGREEMENT is made and entered into as of ____________, 200__, by and between ________________, an individual
("Employee"), and Maxtor Corporation, a Delaware corporation (the "Company"). For the purposes of this Agreement, the "Company" shall be deemed to include Maxtor Corporation, any successor entity and their majority owned direct and indirect subsidiaries.

                                    RECITALS

      A. Employee has been employed by the Company as its Chief Executive Officer since ___________, _____.

      B. Employee and the Company entered into an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan (such agreement and plan being referred to herein as the "Plan"), effective as of ___________, ____, wherein Employee is entitled to receive certain severance payments and benefits in the event of an Involuntary Termination (as defined by the Plan), provided Employee executes this Agreement.

      C. Employee's employment is being terminated as a result of an Involuntary Termination. Employee's last day of work and termination are effective as of ______________, ____ (the "Termination Date"). Employee desires to receive the payments and benefits provided by the Plan by executing this Agreement.

      D. In consideration of the payments and benefits to be provided to Employee by the Company, Employee, intending to be bound hereby, has executed this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. Covenant Not to Compete. Employee agrees that, for a period of two (2) years following the Termination Date (the "Noncompetition Period"), he will not, with or without compensation, become employed or otherwise serve in the capacity of the chief executive officer, president, chief financial officer, chief operating officer or another similar executive position of any entity, or its successor, which is a direct competitor of the Company identified in the Company's Form 10-K most recently filed prior to the date of Employee's termination of employment, unless expressly authorized to do so in writing by the Company. Employee agrees to notify the Company within 24 hours of each employment or consulting position he accepts during the Noncompetition Period (including the name and address of the hiring party) and will, upon request by the Company, describe in reasonable detail the nature of his duties in each such position. Employee acknowledges and agrees that the restrictions contained in this paragraph are reasonable and necessary, as there is a significant risk that Employee's provision of labor, services or advice or assistance to any of such competitors in such capacities could result in the inevitable disclosure of the Company's proprietary information. Employee further acknowledges that the restrictions contained in this paragraph will not preclude him from engaging in any trade, business or profession for which he is qualified.

      2. Nonsolicitation. Employee agrees that he will not during the Noncompetition Period, directly or indirectly:

            (a) solicit, influence, entice or encourage any person who is an employee of or consultant to the Company to cease or curtail his or her relationship with the Company; or

            (b) request, advise or induce any of the customers, suppliers, distributors, vendors or other business contacts of the Company with which Employee had contact while employed by the Company to withdraw, curtail, cancel or not increase their business with the Company.

      3. Nondisruption. Employee agrees that he will not during the Noncompetition Period, directly or indirectly, interfere with, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company and any of its employees, consultants, customers, suppliers, distributors or vendors.

      4. Nondisparagement. Employee agrees that he will not during the Noncompetition Period knowingly disparage the business reputation of the Company (or its management team) or take any actions that are harmful to the Company's goodwill with its customers, suppliers, distributors, vendors, employees, consultants, the media or the public.

      5. Confidentiality. Employee covenants that he will not, at any time, directly or indirectly, use for his own account, or disclose to any person, firm or corporation, other than authorized officers, directors and employees of the Company, Confidential Information (as hereinafter defined). As used herein, "Confidential Information" means information about the Company of any kind, nature or description, including, but not limited to, any proprietary knowledge, trade secrets, data, formulae, employees, and client and customer lists and all documents, papers, resumes, and records (including computer records), which is disclosed to or otherwise known to Employee as a direct or indirect consequence of his association with the Company. Employee acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company and that such information gives the Company a competitive advantage in its business. Employee further agrees to deliver to the Company, at the Company's request, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written or electronic information (and all copies thereof) furnished by the Company or created by Employee in connection with his association with the Company.

      6. Equitable Relief. Employee acknowledges and agrees that the Company's remedies at law for breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such breach, in addition to any remedies at law it may have, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be available. Employee further acknowledges that should Employee violate any of the provisions of this Agreement, it will be difficult to determine the amount of damages resulting to the Company and that in addition to any other remedies it may have, the Company shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages.

      7. Termination of Certain Payments and Benefits Upon Breach.

            (a) In addition to the remedies provided by paragraph 6 of this Agreement, Employee agrees that if the Board of Directors of the Company, acting in good faith, determines by a vote of not less than two-thirds of its entire membership, that any action or failure to act by Employee constitutes a material breach of the Covenant Not to Compete set forth in paragraph 1 of this Agreement, then the Company may, in its sole discretion, terminate any further provision of the severance payments and benefits under Section 4.1(b) of the Plan and require Employee to repay to the Company any such severance payments or benefits provided to Employee following the date of such material breach. The Company shall be entitled, at its sole discretion, to set off any amounts that Employee is required to repay to the Company pursuant to this paragraph against any amount owed to Employee by the Company, including any amount owed to Employee pursuant to Section 4.1(a) of the Plan.

            (b) Employee further agrees that in the event that it is determined by a court of competent jurisdiction that any action or failure to act by Employee constitutes a material breach of any of the covenants set forth in paragraph 1, 2, 3, 4 or 5 of this Agreement, then the Company may, in its sole discretion take any of the actions described in paragraph 7(a) above.

      8. Acknowledgement. Each of Employee and the Company acknowledges and agrees that the covenants and agreements contained in this Agreement have been negotiated in good faith by the parties, are reasonable and are not more restrictive or broader than necessary to protect the interests of the parties thereto, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical areas than are provided herein.

      9. Separate Covenants. The covenants contained in this Agreement shall be construed as a series of separate covenants, one for each of the counties in each of the states of the United States of America, one for each province of Canada, and one for each country outside the United States and Canada.

      10. Severability. The parties agree that construction of this Agreement shall be in favor of its reasonable nature, legality and enforceability, and that any construction causing unenforceability shall yield to a construction permitting enforceability. It is agreed that the noncompetition, nonsolicitation, nondisruption, nondisparagement and confidentiality covenants and provisions of this Agreement are severable, and that if any single covenant or provision or multiple covenants or provisions should be found unenforceable, the entire Agreement and remaining covenants and provisions shall not fail but shall be construed as enforceable without any severed covenant or provision in accordance with the tenor of this Agreement. The parties specifically agree that no covenant or provision of this Agreement shall be invalidated because of overbreadth insofar as the parties acknowledge the scope of the covenants and provisions contained herein to be reasonable and necessary for the protection of the Company and not unduly restrictive upon Employee. However, should a court or any other trier of fact or law determine not to enforce any covenant or provision of this Agreement as written due to overbreadth, then the parties agree that said covenant or provision shall be enforced to the extent reasonable, with the court or such trier to make any necessary revisions to said covenant or provision to permit its enforceability.

      11. Not an Employment Agreement. This Agreement is not, and nothing in this Agreement shall be construed as, an agreement to provide employment to Employee. The provisions of Paragraphs 1, 2, 3, 4 and 5 of this Agreement shall be operative regardless of the reasons for any termination of Employee's employment and regardless of the performance or nonperformance by any party under any other section of this Agreement.

      12. Governing Law. This Agreement is made under and shall be governed by, construed in accordance with and enforced under the internal laws of the State of California.

      13. Entire Agreement. This Agreement, together with the Plan, constitutes and contains the entire agreement and understanding concerning the subject matter addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein or in the Plan.

      14. Notices. Any notice or other communication under this Agreement shall be in writing, signed by the party making the same, and shall be delivered personally or sent by certified or registered mail or overnight courier, postage prepaid, addressed as follows:

                  If to Employee:
                                       ------------------------

                                       ------------------------

                                       ------------------------

                                       ------------------------

                  If to Company:       Maxtor Corporation
                                       500 McCarthy Boulevard
                                       Milpitas, California
                                       Attention: General Counsel

or to such other address as may hereafter be designated by either party hereto. All such notices shall be deemed given on the date personally delivered, mailed or deposited with an overnight courier.

      15. Dispute Resolution.

            (a) Waiver of Jury Trial. In the event of any dispute relating to or arising out of this Agreement, the parties agree that such dispute shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California. The parties hereby irrevocably waive their respective rights to have any such dispute tried to a jury, and the parties hereby agree that such courts will have personal and subject matter jurisdiction over all such disputes. Notwithstanding the foregoing, in the event of any such dispute, the parties may agree to mediate or arbitrate the dispute on such terms and conditions as may be agreed in writing by the parties.

            (b) Attorneys' Fees. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to resolve any such dispute.

      16. Amendments; No Waiver.

            (a) No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the parties hereto.

            (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

      17. Assignment. This Agreement may be assigned by the Company, without the consent of Employee, to any affiliate of the Company or to any nonaffiliate of the Company that shall succeed to the business and assets of the Company. This Agreement is personal to Employee, and Employee may not assign any rights or delegate any responsibilities hereunder.

      18. Further Assurances. From time to time, at the Company's request and without further consideration, Employee shall execute and deliver such additional documents and take all such further action as reasonably requested by the Company to be necessary or desirable to make effective, in the most expeditious manner possible, the terms of this Agreement, and to provide adequate assurance of Employee's due performance hereunder.

      19. Headings. The headings of paragraphs in this Agreement are solely for convenience of reference and shall not control the meaning or interpretation of any provision of this Agreement.

      20. Construction. The language of this Agreement and of each and every paragraph, term and provision of this Agreement shall, in all cases, for any and all purposes, and in any and all circumstances whatsoever be construed as a whole, according to its fair meaning, not strictly for or against Employee or the Company and with no regard whatsoever to the identity or status of any person or persons who drafted all or any portion of this Agreement.

      21. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                            EMPLOYEE


                                            ------------------------------------






                                            MAXTOR CORPORATION


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT E


                                     FORM OF

                         RESTRICTIVE COVENANTS AGREEMENT
            [Executive Officer/Key Employee Involuntary Termination]

                         RESTRICTIVE COVENANTS AGREEMENT
            [EXECUTIVE OFFICER/KEY EMPLOYEE INVOLUNTARY TERMINATION]


      THIS RESTRICTIVE COVENANTS AGREEMENT is made and entered into as of ____________, 200__, by and between ________________, an individual
("Employee"), and Maxtor Corporation, a Delaware corporation (the "Company"). For the purposes of this Agreement, the "Company" shall be deemed to include Maxtor Corporation, any successor entity and their majority owned direct and indirect subsidiaries.

                                    RECITALS

      A. Employee has been employed by the Company as its ___________________ since ___________, ____.

      B. Employee and the Company entered into an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan (such agreement and plan being referred to herein as the "Plan"), effective as of ___________, ____, wherein Employee is entitled to receive certain severance payments and benefits in the event of an Involuntary Termination (as defined by the Plan), provided Employee executes this Agreement.

      C. Employee's employment is being terminated as a result of an Involuntary Termination. Employee's last day of work and termination are effective as of ______________, ____ (the "Termination Date"). Employee desires to receive the payments and benefits provided by the Plan by executing this Agreement.

      D. In consideration of the payments and benefits to be provided to Employee by the Company, Employee, intending to be bound hereby, has executed this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. Nonsolicitation. Employee agrees that he will not for a period of one
(1) year following the Termination Date (the "Restricted Period"), directly or indirectly:

            (a) solicit, influence, entice or encourage any person who is an employee of or consultant to the Company to cease or curtail his or her relationship with the Company; or

            (b) request, advise or induce any of the customers, suppliers, distributors, vendors or other business contacts of the Company with which Employee had contact while employed by the Company to withdraw, curtail, cancel or not increase their business with the Company.

      2. Nondisruption. Employee agrees that he will not during the Restricted Period, directly or indirectly, interfere with, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company and any of its employees, consultants, customers, suppliers, distributors or vendors.

      3. Nondisparagement. Employee agrees that he will not during the Restricted Period knowingly disparage the business reputation of the Company (or its management team) or take any actions that are harmful to the Company's goodwill with its customers, suppliers, distributors, vendors, employees, consultants, the media or the public.

      4. Confidentiality. Employee covenants that he will not, at any time, directly or indirectly, use for his own account, or disclose to any person, firm or corporation, other than authorized officers, directors and employees of the Company, Confidential Information (as hereinafter defined). As used herein, "Confidential Information" means information about the Company of any kind, nature or description, including, but not limited to, any proprietary knowledge, trade secrets, data, formulae, employees, and client and customer lists and all documents, papers, resumes, and records (including computer records), which is disclosed to or otherwise known to Employee as a direct or indirect consequence of his association with the Company. Employee acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company and that such information gives the Company a competitive advantage in its business. Employee further agrees to deliver to the Company, at the Company's request, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written or electronic information (and all copies thereof) furnished by the Company or created by Employee in connection with his association with the Company.

      5. Equitable Relief. Employee acknowledges and agrees that the Company's remedies at law for breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such breach, in addition to any remedies at law it may have, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be available. Employee further acknowledges that should Employee violate any of the provisions of this Agreement, it will be difficult to determine the amount of damages resulting to the Company and that in addition to any other remedies it may have, the Company shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages.

      6. Termination of Certain Payments and Benefits Upon Breach. In addition to the remedies provided by paragraph 5 of this Agreement, Employee agrees that in the event that it is determined by a court of competent jurisdiction that any action or failure to act by Employee constitutes a material breach of any of the covenants set forth in paragraph 1, 2, 3 or 4 of this Agreement, then the Company may, in its sole discretion, terminate any further provision of the severance payments and benefits under Section 4.1(b) of the Plan and require Employee to repay to the Company any such severance payments or benefits provided to Employee following the date of such material breach. The Company shall be entitled, at its sole discretion, to set off any amounts that Employee is required to repay to the Company pursuant to this paragraph against any amount owed to Employee by the Company, including any amount owed to Employee pursuant to Section 4.1(a) of the Plan.

      7. Acknowledgement. Each of Employee and the Company acknowledges and agrees that the covenants and agreements contained in this Agreement have been negotiated in good faith by the parties, are reasonable and are not more restrictive or broader than necessary to protect the interests of the parties thereto, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical areas than are provided herein.

      8. Separate Covenants. The covenants contained in this Agreement shall be construed as a series of separate covenants, one for each of the counties in each of the states of the United States of America, one for each province of Canada, and one for each country outside the United States and Canada.

      9. Severability. The parties agree that construction of this Agreement shall be in favor of its reasonable nature, legality and enforceability, and that any construction causing unenforceability shall yield to a construction permitting enforceability. It is agreed that the nonsolicitation, nondisruption, nondisparagement and confidentiality covenants and provisions of this Agreement are severable, and that if any single covenant or provision or multiple covenants or provisions should be found unenforceable, the entire Agreement and remaining covenants and provisions shall not fail but shall be construed as enforceable without any severed covenant or provision in accordance with the tenor of this Agreement. The parties specifically agree that no covenant or provision of this Agreement shall be invalidated because of overbreadth insofar as the parties acknowledge the scope of the covenants and provisions contained herein to be reasonable and necessary for the protection of the Company and not unduly restrictive upon Employee. However, should a court or any other trier of fact or law determine not to enforce any covenant or provision of this Agreement as written due to overbreadth, then the parties agree that said covenant or provision shall be enforced to the extent reasonable, with the court or such trier to make any necessary revisions to said covenant or provision to permit its enforceability.

      10. Not an Employment Agreement. This Agreement is not, and nothing in this Agreement shall be construed as, an agreement to provide employment to Employee. The provisions of Paragraphs 1, 2, 3 and 4 of this Agreement shall be operative regardless of the reasons for any termination of Employee's employment and regardless of the performance or nonperformance by any party under any other section of this Agreement.

      11. Governing Law. This Agreement is made under and shall be governed by, construed in accordance with and enforced under the internal laws of the State of California.

      12. Entire Agreement. This Agreement, together with the Plan, constitutes and contains the entire agreement and understanding concerning the subject matter addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein or in the Plan.

      13. Notices. Any notice or other communication under this Agreement shall be in writing, signed by the party making the same, and shall be delivered personally or sent by certified or registered mail or overnight courier, postage prepaid, addressed as follows:

                  If to Employee:
                                    ------------------------

                                    ------------------------

                                    ------------------------

                                    ------------------------

                  If to Company:    Maxtor Corporation
                                    500 McCarthy Boulevard
                                    Milpitas, California
                                    Attention: General Counsel

or to such other address as may hereafter be designated by either party hereto. All such notices shall be deemed given on the date personally delivered, mailed or deposited with an overnight courier.

      14. Dispute Resolution.

            (a) Waiver of Jury Trial. In the event of any dispute relating to or arising out of this Agreement, the parties agree that such dispute shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California. The parties hereby irrevocably waive their respective rights to have any such dispute tried to a jury, and the parties hereby agree that such courts will have personal and subject matter jurisdiction over all such disputes. Notwithstanding the foregoing, in the event of any such dispute, the parties may agree to mediate or arbitrate the dispute on such terms and conditions as may be agreed in writing by the parties.

            (b) Attorneys' Fees. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to resolve any such dispute.

      15. Amendments; No Waiver.

            (a) No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the parties hereto.

            (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

      16. Assignment. This Agreement may be assigned by the Company, without the consent of Employee, to any affiliate of the Company or to any nonaffiliate of the Company that shall succeed to the business and assets of the Company. This Agreement is personal to Employee, and Employee may not assign any rights or delegate any responsibilities hereunder.

      17. Further Assurances. From time to time, at the Company's request and without further consideration, Employee shall execute and deliver such additional documents and take all such further action as reasonably requested by the Company to be necessary or desirable to make effective, in the most expeditious manner possible, the terms of this Agreement, and to provide adequate assurance of Employee's due performance hereunder.

      18. Headings. The headings of paragraphs in this Agreement are solely for convenience of reference and shall not control the meaning or interpretation of any provision of this Agreement.

      19. Construction. The language of this Agreement and of each and every paragraph, term and provision of this Agreement shall, in all cases, for any and all purposes, and in any and all circumstances whatsoever be construed as a whole, according to its fair meaning, not strictly for or against Employee or the Company and with no regard whatsoever to the identity or status of any person or persons who drafted all or any portion of this Agreement.

      20. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            EMPLOYEE


                                            ------------------------------------




                                            MAXTOR CORPORATION


                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                    EXHIBIT F


                                     FORM OF

                         RESTRICTIVE COVENANTS AGREEMENT
                   [CEO Termination Upon a Change in Control]

                         RESTRICTIVE COVENANTS AGREEMENT
                   [CEO TERMINATION UPON A CHANGE IN CONTROL]


      THIS RESTRICTIVE COVENANTS AGREEMENT is made and entered into as of ____________, 200__, by and between ________________, an individual
("Employee"), and [MAXTOR CORPORATION OR SUCCESSOR THAT AGREES TO ASSUME THE EXECUTIVE RETENTION AND SEVERANCE PLAN FOLLOWING A CHANGE IN CONTROL], a _____________ corporation (the "Company"). For the purposes of this Agreement, the "Company" shall be deemed to include [MAXTOR CORPORATION OR ITS SUCCESSOR FOLLOWING A CHANGE IN CONTROL] and its majority owned direct and indirect subsidiaries that operate the Maxtor Business (as hereinafter defined) during the term of this Agreement.

                                    RECITALS

      A. Maxtor Corporation, a Delaware corporation ("Maxtor"), is engaged throughout the United States of America and the world in the business of [DESCRIBE BUSINESS] (the "Maxtor Business").

      B. Pursuant to that certain Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of ____________, ____ by and among [ACQUIROR PARENT], [______________ ACQUISITION CORP.], a ____________
corporation and wholly-owned subsidiary of [ACQUIROR PARENT] ("Sub"), and Maxtor, [ACQUIROR PARENT] is acquiring Maxtor through a merger of [MAXTOR/SUB] with and into [SUB/MAXTOR] (the "Merger") pursuant to which [MAXTOR/SUB], as the surviving corporation, will continue to operate the Maxtor Business as a wholly-owned subsidiary of [ACQUIROR PARENT].

      C. Employee has been employed by Maxtor as its Chief Executive Officer since _____________, ____.

      D. Employee and Maxtor entered into an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan (such agreement and plan being referred to herein as the "Plan"), effective as of ___________, ____, wherein Employee is entitled to receive certain severance payments and benefits in the event of a Termination Upon a Change in Control (as defined by the Plan), provided Employee executes this Agreement. [ACQUIROR PARENT] has assumed the rights and agreed to perform the obligation of Maxtor under the Plan effective as of the effective time of the Merger.

      E. Employee's employment is being terminated as a result of a Termination Upon a Change in Control. Employee's last day of work and termination are effective as of ______________, ____ (the "Termination Date"). Employee desires to receive the payments and benefits provided by the Plan by executing this Agreement.

      F. In consideration of the payments and benefits to be provided to Employee by the Company, Employee, intending to be bound hereby, has executed this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. Covenant Not to Compete.

            (a) Employee and the Company agree that due to the nature of Employee's association with the Company, Employee has confidential and proprietary information relating to the Maxtor Business and operations of the Company. Employee acknowledges that such information is of extreme importance to the business of the Company and that disclosure of such confidential information to others, especially the Company's Competitors (as defined below), or the unauthorized use of such information by others would cause substantial loss and harm to the Company.

            (b) Employee and the Company further agree that the market for the Maxtor Business is intensely competitive and that there are certain companies, as identified in Exhibit A attached hereto (the "Competitors"), that directly compete with the Company in the Maxtor Business.

            (c) Employee agrees that, for a period of three (3) years following the Termination Date (the "Noncompetition Period"), he will not, with or without compensation, directly or indirectly (including without limitation, through any Affiliate (as defined below) of Employee), own, manage, operate, control or otherwise engage or participate in, or be connected as an owner, partner, principal, creditor, salesman, guarantor, advisor, member of the board of directors of, employee of or consultant to, any of the Competitors. Employee agrees to notify the Company within 24 hours of each employment or consulting position or membership on a board of directors he accepts during the Noncompetition Period (including the name and address of the hiring party) and will, upon request by the Company, describe in reasonable detail the nature of his duties in each such position.

            (d) Notwithstanding the foregoing, Employee may own securities in any of the Competitors that is a publicly held corporation, but only to the extent that Employee does not own, of record or beneficially, more than one percent (1%) of the outstanding voting securities of any such Competitor.

            (e) "Affiliate" as used herein, means, with respect to any person or entity, any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such other person or entity.

            (f) Employee acknowledges and agrees that the restrictions contained in this paragraph are reasonable and necessary, as there is a significant risk that Employee's provision of labor, services or advice or assistance to any Competitor could result in the inevitable disclosure of the Company's proprietary information. Employee further acknowledges that the restrictions contained in this paragraph will not preclude him from engaging in any trade, business or profession for which he is qualified.

      2. Nonsolicitation. Employee agrees that he will not during the Noncompetition Period, directly or indirectly:

            (a) solicit, influence, entice or encourage any person who is an employee of or consultant to the Company to cease or curtail his or her relationship with the Company; or

            (b) request, advise or induce any of the customers, suppliers, distributors, vendors or other business contacts of the Company with which Employee had contact while employed by the Company to withdraw, curtail, cancel or not increase their business with the Company.

      3. Nondisruption. Employee agrees that he will not during the Noncompetition Period, directly or indirectly, interfere with, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company and any of its employees, consultants, customers, suppliers, distributors or vendors.

      4. Nondisparagement. Employee agrees that he will not during the Noncompetition Period knowingly disparage the business reputation of the Company (or its management team) or take any actions that are harmful to the Company's goodwill with its customers, suppliers, distributors, vendors, employees, consultants, the media or the public.

      5. Confidentiality. Employee covenants that he will not, at any time, directly or indirectly, use for his own account, or disclose to any person, firm or corporation, other than authorized officers, directors and employees of the Company, Confidential Information (as hereinafter defined). As used herein, "Confidential Information" means information about the Company of any kind, nature or description, including, but not limited to, any proprietary knowledge, trade secrets, data, formulae, employees, and client and customer lists and all documents, papers, resumes, and records (including computer records), which is disclosed to or otherwise known to Employee as a direct or indirect consequence of his association with the Company. Employee acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company and that such information gives the Company a competitive advantage in its business. Employee further agrees to deliver to the Company, at the Company's request, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written or electronic information (and all copies thereof) furnished by the Company or created by Employee in connection with his association with the Company.

      6. Equitable Relief. Employee acknowledges and agrees that the Company's remedies at law for breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such breach, in addition to any remedies at law it may have, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be available. Employee further acknowledges that should Employee violate any of the provisions of this Agreement, it will be difficult to determine the amount of damages resulting to the Company and that in addition to any other remedies it may have, the Company shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages.

      7. Acknowledgement. Each of Employee and the Company acknowledges and agrees that the covenants and agreements contained in this Agreement have been negotiated in good faith by the parties, are reasonable and are not more restrictive or broader than necessary to protect the interests of the parties thereto, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical areas than are provided herein.

      8. Separate Covenants. The covenants contained in this Agreement shall be construed as a series of separate covenants, one for each of the counties in each of the states of the United States of America, one for each province of Canada, and one for each country outside the United States and Canada.

      9. Severability. The parties agree that construction of this Agreement shall be in favor of its reasonable nature, legality and enforceability, and that any construction causing unenforceability shall yield to a construction permitting enforceability. It is agreed that the noncompetition, nonsolicitation, nondisruption, nondisparagement and confidentiality covenants and provisions of this Agreement are severable, and that if any single covenant or provision or multiple covenants or provisions should be found unenforceable, the entire Agreement and remaining covenants and provisions shall not fail but shall be construed as enforceable without any severed covenant or provision in accordance with the tenor of this Agreement. The parties specifically agree that no covenant or provision of this Agreement shall be invalidated because of overbreadth insofar as the parties acknowledge the scope of the covenants and provisions contained herein to be reasonable and necessary for the protection of the Company and not unduly restrictive upon Employee. However, should a court or any other trier of fact or law determine not to enforce any covenant or provision of this Agreement as written due to overbreadth, then the parties agree that said covenant or provision shall be enforced to the extent reasonable, with the court or such trier to make any necessary revisions to said covenant or provision to permit its enforceability.

      10. Not an Employment Agreement. This Agreement is not, and nothing in this Agreement shall be construed as, an agreement to provide employment to Employee. The provisions of Paragraphs 1, 2, 3, 4 and 5 of this Agreement shall be operative regardless of the reasons for any termination of Employee's employment and regardless of the performance or nonperformance by any party under any other section of this Agreement.

      11. Governing Law. This Agreement is made under and shall be governed by, construed in accordance with and enforced under the internal laws of the State of California.

      12. Entire Agreement. This Agreement, together with the Plan, constitutes and contains the entire agreement and understanding concerning the subject matter addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein or in the Plan.

      13. Notices. Any notice or other communication under this Agreement shall be in writing, signed by the party making the same, and shall be delivered personally or sent by certified or registered mail or overnight courier, postage prepaid, addressed as follows:

                  If to Employee:
                                            ------------------------

                                            ------------------------

                                            ------------------------

                                            ------------------------

                  If to Company:            [Maxtor Corporation
                                            500 McCarthy Boulevard
                                            Milpitas, California
                                            Attention: General Counsel]

                                            [OR ACQUIROR/PARENT]

or to such other address as may hereafter be designated by either party hereto. All such notices shall be deemed given on the date personally delivered, mailed or deposited with an overnight courier.

      14. Dispute Resolution.

            (a) Waiver of Jury Trial. In the event of any dispute relating to or arising out of this Agreement, the parties agree that such dispute shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California. The parties hereby irrevocably waive their respective rights to have any such dispute tried to a jury, and the parties hereby agree that such courts will have personal and subject matter jurisdiction over all such disputes. Notwithstanding the foregoing, in the event of any such dispute, the parties may agree to mediate or arbitrate the dispute on such terms and conditions as may be agreed in writing by the parties.

            (b) Attorneys' Fees. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to resolve any such dispute.

      15. Amendments; No Waiver.

            (a) No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the parties hereto.

            (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

      16. Assignment. This Agreement may be assigned by the Company, without the consent of Employee, to any affiliate of the Company or to any nonaffiliate of the Company that shall succeed to the business and assets of the Company. This Agreement is personal to Employee, and Employee may not assign any rights or delegate any responsibilities hereunder.

      17. Further Assurances. From time to time, at the Company's request and without further consideration, Employee shall execute and deliver such additional documents and take all such further action as reasonably requested by the Company to be necessary or desirable to make effective, in the most expeditious manner possible, the terms of this Agreement, and to provide adequate assurance of Employee's due performance hereunder.

      18. Headings. The headings of paragraphs in this Agreement are solely for convenience of reference and shall not control the meaning or interpretation of any provision of this Agreement.

      19. Construction. The language of this Agreement and of each and every paragraph, term and provision of this Agreement shall, in all cases, for any and all purposes, and in any and all circumstances whatsoever be construed as a whole, according to its fair meaning, not strictly for or against Employee or the Company and with no regard whatsoever to the identity or status of any person or persons who drafted all or any portion of this Agreement.

      20. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                        EMPLOYEE


                                        ----------------------------------------





                                        [MAXTOR CORPORATION]


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                    EXHIBIT A


The "Competitors" are:

1. Each company identified as a direct competitor of Maxtor in Maxtor's Form 10-K most recently filed prior to the date of Employee's termination of employment.

2.

3.

                                    EXHIBIT G


                                     FORM OF

                         RESTRICTIVE COVENANTS AGREEMENT
      [Executive Officer/Key Employee Termination Upon a Change in Control]

                         RESTRICTIVE COVENANTS AGREEMENT
      [EXECUTIVE OFFICER/KEY EMPLOYEE TERMINATION UPON A CHANGE IN CONTROL]


      THIS RESTRICTIVE COVENANTS AGREEMENT is made and entered into as of ____________, 200__, by and between ________________, an individual
("Employee"), and [MAXTOR CORPORATION OR SUCCESSOR THAT AGREES TO ASSUME THE EXECUTIVE RETENTION AND SEVERANCE PLAN FOLLOWING A CHANGE IN CONTROL], a _____________ corporation (the "Company"). For the purposes of this Agreement, the "Company" shall be deemed to include [MAXTOR CORPORATION OR ITS SUCCESSOR FOLLOWING A CHANGE IN CONTROL] and its majority owned direct and indirect subsidiaries.

                                    RECITALS

      A. Pursuant to that certain Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of ____________, ____ by and among [ACQUIROR PARENT], [______________ ACQUISITION CORP.], a ____________
corporation and wholly-owned subsidiary of [ACQUIROR PARENT] ("Sub"), and Maxtor Corporation, a Delaware corporation ("Maxtor"), [ACQUIROR PARENT] is acquiring Maxtor through a merger of [MAXTOR/SUB] with and into [SUB/MAXTOR] (the "Merger") pursuant to which [MAXTOR/SUB], as the surviving corporation, will continue to operate the Maxtor Business as a wholly-owned subsidiary of [ACQUIROR PARENT].

      B. Employee has been employed by Maxtor as its ____________________ since _____________, ____.

      C. Employee and Maxtor entered into an Agreement to Participate in the Maxtor Corporation Executive Retention and Severance Plan (such agreement and plan being referred to herein as the "Plan"), effective as of ___________, ____, wherein Employee is entitled to receive certain severance payments and benefits in the event of a Termination Upon a Change in Control (as defined by the Plan), provided Employee executes this Agreement. [ACQUIROR PARENT] has assumed the rights and agreed to perform the obligation of Maxtor under the Plan effective as of the effective time of the Merger.

      D. Employee's employment is being terminated as a result of a Termination Upon a Change in Control. Employee's last day of work and termination are effective as of ______________, ____ (the "Termination Date"). Employee desires to receive the payments and benefits provided by the Plan by executing this Agreement.

      E. In consideration of the payments and benefits to be provided to Employee by the Company, Employee, intending to be bound hereby, has executed this Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. Nonsolicitation. Employee agrees that he will not for a period of [TWO
(2) YEARS] [________ MONTHS] following the Termination Date (the "Restricted Period"), directly or indirectly:

            (a) solicit, influence, entice or encourage any person who is an employee of or consultant to the Company to cease or curtail his or her relationship with the Company; or

            (b) request, advise or induce any of the customers, suppliers, distributors, vendors or other business contacts of the Company with which Employee had contact while employed by the Company to withdraw, curtail, cancel or not increase their business with the Company.

      2. Nondisruption. Employee agrees that he will not during the Restricted Period, directly or indirectly, interfere with, disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company and any of its employees, consultants, customers, suppliers, distributors or vendors.

      3. Nondisparagement. Employee agrees that he will not during the Restricted Period knowingly disparage the business reputation of the Company (or its management team) or take any actions that are harmful to the Company's goodwill with its customers, suppliers, distributors, vendors, employees, consultants, the media or the public.

      4. Confidentiality. Employee covenants that he will not, at any time, directly or indirectly, use for his own account, or disclose to any person, firm or corporation, other than authorized officers, directors and employees of the Company, Confidential Information (as hereinafter defined). As used herein, "Confidential Information" means information about the Company of any kind, nature or description, including, but not limited to, any proprietary knowledge, trade secrets, data, formulae, employees, and client and customer lists and all documents, papers, resumes, and records (including computer records), which is disclosed to or otherwise known to Employee as a direct or indirect consequence of his association with the Company. Employee acknowledges that such Confidential Information is specialized, unique in nature and of great value to the Company and that such information gives the Company a competitive advantage in its business. Employee further agrees to deliver to the Company, at the Company's request, all documents, computer tapes and disks, records, lists, data, drawings, prints, notes and written or electronic information (and all copies thereof) furnished by the Company or created by Employee in connection with his association with the Company.

      5. Equitable Relief. Employee acknowledges and agrees that the Company's remedies at law for breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, Employee agrees that, in the event of such breach, in addition to any remedies at law it may have, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be available. Employee further acknowledges that should Employee violate any of the provisions of this Agreement, it will be difficult to determine the amount of damages resulting to the Company and that in addition to any other remedies it may have, the Company shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages.

      6. Acknowledgement. Each of Employee and the Company acknowledges and agrees that the covenants and agreements contained in this Agreement have been negotiated in good faith by the parties, are reasonable and are not more restrictive or broader than necessary to protect the interests of the parties thereto, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical areas than are provided herein.

      7. Separate Covenants. The covenants contained in this Agreement shall be construed as a series of separate covenants, one for each of the counties in each of the states of the United States of America, one for each province of Canada, and one for each country outside the United States and Canada.

      8. Severability. The parties agree that construction of this Agreement shall be in favor of its reasonable nature, legality and enforceability, and that any construction causing unenforceability shall yield to a construction permitting enforceability. It is agreed that the nonsolicitation, nondisruption, nondisparagement and confidentiality covenants and provisions of this Agreement are severable, and that if any single covenant or provision or multiple covenants or provisions should be found unenforceable, the entire Agreement and remaining covenants and provisions shall not fail but shall be construed as enforceable without any severed covenant or provision in accordance with the tenor of this Agreement. The parties specifically agree that no covenant or provision of this Agreement shall be invalidated because of overbreadth insofar as the parties acknowledge the scope of the covenants and provisions contained herein to be reasonable and necessary for the protection of the Company and not unduly restrictive upon Employee. However, should a court or any other trier of fact or law determine not to enforce any covenant or provision of this Agreement as written due to overbreadth, then the parties agree that said covenant or provision shall be enforced to the extent reasonable, with the court or such trier to make any necessary revisions to said covenant or provision to permit its enforceability.

      9. Not an Employment Agreement. This Agreement is not, and nothing in this Agreement shall be construed as, an agreement to provide employment to Employee. The provisions of Paragraphs 1, 2, 3 and 4 of this Agreement shall be operative regardless of the reasons for any termination of Employee's employment and regardless of the performance or nonperformance by any party under any other section of this Agreement.

      10. Governing Law. This Agreement is made under and shall be governed by, construed in accordance with and enforced under the internal laws of the State of California.

      11. Entire Agreement. This Agreement, together with the Plan, constitutes and contains the entire agreement and understanding concerning the subject matter addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matter hereof, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein or in the Plan.

      12. Notices. Any notice or other communication under this Agreement shall be in writing, signed by the party making the same, and shall be delivered personally or sent by certified or registered mail or overnight courier, postage prepaid, addressed as follows:

                  If to Employee:
                                            ------------------------

                                            ------------------------

                                            ------------------------

                                            ------------------------

                  If to Company:            [Maxtor Corporation
                                            500 McCarthy Boulevard
                                            Milpitas, California
                                            Attention: General Counsel]

                                            [OR ACQUIROR/PARENT]

or to such other address as may hereafter be designated by either party hereto. All such notices shall be deemed given on the date personally delivered, mailed or deposited with an overnight courier.

      13. Dispute Resolution.

            (a) Waiver of Jury Trial. In the event of any dispute relating to or arising out of this Agreement, the parties agree that such dispute shall be resolved by means of a court trial conducted by the superior or district court in Santa Clara County, California. The parties hereby irrevocably waive their respective rights to have any such dispute tried to a jury, and the parties hereby agree that such courts will have personal and subject matter jurisdiction over all such disputes. Notwithstanding the foregoing, in the event of any such dispute, the parties may agree to mediate or arbitrate the dispute on such terms and conditions as may be agreed in writing by the parties.

            (b) Attorneys' Fees. The prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any action brought to resolve any such dispute.

      14. Amendments; No Waiver.

            (a) No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the parties hereto.

            (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

      15. Assignment. This Agreement may be assigned by the Company, without the consent of Employee, to any affiliate of the Company or to any nonaffiliate of the Company that shall succeed to the business and assets of the Company. This Agreement is personal to Employee, and Employee may not assign any rights or delegate any responsibilities hereunder.

      16. Further Assurances. From time to time, at the Company's request and without further consideration, Employee shall execute and deliver such additional documents and take all such further action as reasonably requested by the Company to be necessary or desirable to make effective, in the most expeditious manner possible, the terms of this Agreement, and to provide adequate assurance of Employee's due performance hereunder.

      17. Headings. The headings of paragraphs in this Agreement are solely for convenience of reference and shall not control the meaning or interpretation of any provision of this Agreement.

      18. Construction. The language of this Agreement and of each and every paragraph, term and provision of this Agreement shall, in all cases, for any and all purposes, and in any and all circumstances whatsoever be construed as a whole, according to its fair meaning, not strictly for or against Employee or the Company and with no regard whatsoever to the identity or status of any person or persons who drafted all or any portion of this Agreement.

      19. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        EMPLOYEE


                                        ----------------------------------------




                                        [MAXTOR CORPORATION]


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------